                                                                     EX-10.22(B)

SIEMENS


Notwithstanding the forecast attachment to the agreement, first deliveries and relevant P.O.'s are agreed as follows:

P.O. Number          STI Internal             Quantity
-----------          ------------             --------
                working order reference     and eqt. type
                -----------------------     -------------
C059/07301               51KK59                23     38
C059/07302               711417                 2      2
C059/07303               51G807                 4      2
C059/07304               51G770                90     12
                                                       8


Deliveries:    -  All of the 23 GHz type eqt. Will be delivered during
----------
                  April 1995 at an expected rate of 25 eqt./week.

               - The 38 GHz type are 4FSK modulation and for delivery before March 10th 1995 with the expection of last P.O. C059//07304 for which 2FSK eqt. Are requested, subject to final customer acceptance, and for delivery FCA Campbell end of February 1995.

Detail configuration of the above orders will be transmitted as soon as part number of the products will be communicated to Siemens Telecomicazioni S.p.A

Milano, 13/02/1995

[SIGNATURE ILLEGIBLE]                                 /s/ Pier Antoniucci
--------------------------                         ----------------------------
        For STI                                               For P-COM

     P_Com Tel-Link Forecast                             Rev. D1 2/13/1995


----------------------------------------------------------------------------------------------------------------------------
ITEM        DESCRIPTION                              Feb 95   Mar 95   Apr 95   May 95   Jun 95   Jul 95  Aug 95   Total T/R
                                                     23 28    23 28    23 28    23 28    23 28    23 28   23 28    23 28
-----------------------------------------------------------------------------------------------------------------------------
     1.10  3X64 kb/s 1 + O (23 G)
-----------------------------------------------------------------------------------------------------------------------------
     1.11  3x64 kb/s 1 + O (38G)
-----------------------------------------------------------------------------------------------------------------------------
     1.20  2Mb/s 1 + O (23G)                                                              10       10      10       10
-----------------------------------------------------------------------------------------------------------------------------
     1.21  2Mb/s 1 + 0 (38G)
-----------------------------------------------------------------------------------------------------------------------------
     1.30  2x2Mb/s 1 + 0 (23G)                                 12        4       10       14        4       4       48
-----------------------------------------------------------------------------------------------------------------------------
     1.31  2x2Mb/s 1 + 0 (38G)                                                   10       10                        20
-----------------------------------------------------------------------------------------------------------------------------
     1.40  4x2Mb/s 1 + 0 (23G)                                 10       14       16       14       12       4       70
-----------------------------------------------------------------------------------------------------------------------------
     1.41  4x2Mb/s 1 + 0 (38G)                                           6        4       10       10      10       40
-----------------------------------------------------------------------------------------------------------------------------
     1.50  Universal 1 + 0 (23G)                       2        2        2                                           6
-----------------------------------------------------------------------------------------------------------------------------
     1.51  Universal 1 + 0 (38G)                       2                                                             2
-----------------------------------------------------------------------------------------------------------------------------
     1.60  Univ. Cap & Mod. 1 + 0 (23G)
-----------------------------------------------------------------------------------------------------------------------------
     1.61  Univ. Cap & Mod. 1 + 0 (38G)
-----------------------------------------------------------------------------------------------------------------------------
     2.10  2Mb/s 1 + 1 (23G)
-----------------------------------------------------------------------------------------------------------------------------
     2.11  2Mb/s 1 + 1 (38G)
-----------------------------------------------------------------------------------------------------------------------------
     2.20  2x2Mb/s 1 + 1 (23G)
-----------------------------------------------------------------------------------------------------------------------------
     2.21  2x2Mb/s 1 + 1 (38G)
-----------------------------------------------------------------------------------------------------------------------------
     2.30  4x2Mb/s 1 + 1 (23G)                                 16        8       20       32       32      32      140
-----------------------------------------------------------------------------------------------------------------------------
     2.31  4x2Mb/s 1 + 1 (38G)                                                                              8        8
-----------------------------------------------------------------------------------------------------------------------------
     2.40  Universal 1 + 1 (2/4) 23G                   8        4                                          12
-----------------------------------------------------------------------------------------------------------------------------
     2.41  Universal 1 + 1 (2/4)(38G)                  4        4                                                    8
-----------------------------------------------------------------------------------------------------------------------------
     2.50  Univ. Cap & Mod. 1 + 1 (23G)
-----------------------------------------------------------------------------------------------------------------------------
     2.51  Univ. Cap & Mod. 1 + 1 (38G)
-----------------------------------------------------------------------------------------------------------------------------

All the configuration of items 1,2,7,8 include: 48V PSU, Antenna (30cm-38G/60cm-
23G) w/pole mount, link manager port, FEC, 4 FSK modulation, inat. material and manual

     P_Com Tel-Link Forecast                            Rev.01    2/13/1995

--------------------------------------------------------------------------------------------------------------------------------
  Item         Description                Feb 95    Mar 95    Apr 95   May 95    Jun 95    Jul 95    Aug 95      TOTAL T/R
                                          23   38  23   38    23   38  23   38    23   38  23   38    23   38    23     38
--------------------------------------------------------------------------------------------------------------------------------
   7.10        8X2Mb/s 1+0 (23G)
--------------------------------------------------------------------------------------------------------------------------------
   7.11        8X2Mb/s 1+0 (38G)
--------------------------------------------------------------------------------------------------------------------------------
   7.20        16X2Mb/s 1+0 (23G)
--------------------------------------------------------------------------------------------------------------------------------
   7.21        16X2Mb/s 1+0 (38G)
--------------------------------------------------------------------------------------------------------------------------------
   7.30        Universal 1+0 (8/16) 23G
--------------------------------------------------------------------------------------------------------------------------------
   7.31        Universal 1+0 (8/16) 38G
--------------------------------------------------------------------------------------------------------------------------------
   8.10        8X2Mb/s 1+1 (23G)
--------------------------------------------------------------------------------------------------------------------------------
   8.11        8X2Mb/s 1+1 (38G)
--------------------------------------------------------------------------------------------------------------------------------
   8.20        16X2Mb/s 1+1 (23G)                                        8                                         8
--------------------------------------------------------------------------------------------------------------------------------
   8.21        16x2Mb/s 1+1 (38G)                                                        5                                5
--------------------------------------------------------------------------------------------------------------------------------
   8.30        Universal 1+1 (8/16) 23G
--------------------------------------------------------------------------------------------------------------------------------
   8.31        Universal 1+1 (8/16) 38G
--------------------------------------------------------------------------------------------------------------------------------
                       TOTAL T/R           10    6  14    4    28    6  54   14    70   25  58   10    50   18   314     83
--------------------------------------------------------------------------------------------------------------------------------
   4.10        24 V PSU
--------------------------------------------------------------------------------------------------------------------------------
   4.20        EOW - Bridging               2        8
--------------------------------------------------------------------------------------------------------------------------------
   4.30        EOW    PT -  PT              4    4  28    2    24    6  35   14    54   22  38   10    38
--------------------------------------------------------------------------------------------------------------------------------
   4.40        dat channel
--------------------------------------------------------------------------------------------------------------------------------
   4.70        120 OHM  I/O
--------------------------------------------------------------------------------------------------------------------------------
   4.01        H.P. Amplifier 23G          10       28         10       10
--------------------------------------------------------------------------------------------------------------------------------

All the configurations of items 1,2,7,8 include: 48v PSU, Antenna
(30cm-38G/80cm-23G) w/pole mount, link manager port, FEC, 4 FSK modulation, ??, material and manual.

                          LOW CAPACITY DIGITAL RADIO
                               PRODUCT AGREEMENT

This Agreement is made by and between:

P-COM INC. a corporation under the law of Delaware and having its registered office at 200 E. Hacienda Ave. Campbell, CA 95008, hereinafter referred to as "P-COM"

and

SIEMENS TELECOMUNICAZIONI S.P.A. a corporation under the law of Italy and having its registered office at 20060 Cassina de' Pecchi, Italy, S.S. Padana Superiore km. 158, hereinafter referred to as "Siemens"

(P-COM and Siemens are hereinafter referred to jointly as the "Parties" and individually as a "Party")

whereas P-COM has developed the Tel-Link radio Product Line presently covering the 23, 38 and 50 GHz frequency bands and allowing the transport of one or more
1.5 (T1) or 2 (E1) Mbit/s traffic signals;

whereas Siemens is willing to introduce the products of the Tel-Link Product Line into its own catalogue and to place orders to buy certain amounts of these products;

being the recitals hereinabove integral part of the present Agreement


                   NOW THEREFORE THE PARTIES AGREE AS FOLLOWS


ARTICLE 1. PURPOSE OF THE AGREEMENT

1.1 The purpose of this Agreement is to set forth rules that allow Siemens to include the Tel-Link Product Line (hereinafter "the Products", which terms shall also be construed as designating equipment, subset, assembly or part of the Tel-Link Product Line where The context so admits) in its products catalogue.

1.2 As a consequence P-COM agrees to Sell and Siemens agrees to buy the Products in accordance with purchase orders that may be issued from time to time by Siemens to The price, terms and conditions herein contained.

ARTICLE 2. SPECIFICATIONS OF THE PRODUCTS AND RELEVANT SIEMENS ACCEPTANCE TEST

2.1 P-COM grants that the characteristics and specifications of the Products at the date of the Agreement are those listed in the Attachment I hereto.

2.2 In the spirit of the present Agreement, should P-COM decide to modify the Products with enhancements or extensions, P-COM is willing to make available to Siemens the above mentioned enhancements and extensions and to timely provide Siemens with sufficient information and documentation in order to promote the enhanced and extended Products in the market.

2.3 if the enhanced Products should not grant full backword compatibility, P-COM undertakes to produce the previous version of the Products for Siemens for a minimum period of 24 months after the commercial availability of the enhanced Products.

2.4 The characteristics and conditions related with the Quality Assurance are detailed in the Attachment 2 hereto.


ARTICLE 3. MARKETING RIGHTS

3.1 Siemens will have the non exclusive right to promote, sell or lease, as a single equipment or together with other products or systems, the Products in any market freely and with no limitations.

3.2 Siemens will have the right to include the Products in its catalogue with Siemens trade-mark and brand name. To this purpose P-COM agrees to deliver to Siemens the Products properly marked and externally coloured in accordance with Siemens' instructions, provided that such instructions will not be in conflict with the production process of the Products.

3.3 P-COM warrants that it does not have nor will undertake any obligation with anybody conflicting with the rights granted to Siemens pursuant to this Agreement


ARTICLE 4. PRICES

4.1 The prices from P-COM to Siemens of the Product are given in the Attachment 3 to this Agreement. Prices are fixed throughout each calendar year and will be revised annually in a joint meeting to be held by the Parties by 30th of September of the previous year. Basic criterion adopted in defining price is to allow Siemens to withhold a reasonable margin, estimated by the Parties in approximately 25% on the most competitive market price recognized by the Parties provided P-COM can also obtain a reasonable margin.

4.2 Price vs. quantity matrix is given in the Attachment 3, based on the total number of transmitters/receivers of the Products ordered by Siemens for delivery within the year.
The initial price level of each year will be defined during the annual meeting according to the quantity objective indicated by Siemens.

In case after six months of each year the total ordered transmitter/receiver do not reach 1/3 (one third) of the minimum quantity of the initial price level, The purchase order price for the second six months will automatically switch to the lower quantity level.

Viceversa, whenever during a year Siemens inform P-COM that the total expected ordered quantity for the same year would exceed the minimum of the initial price level agreed for that year, the purchase order price will switch to the higher quantity level three months after the notification by Siemens of the higher volume.

For year 1995 the initial price level will be level 3 while the quantities in Attachment 3 have to be considered reduced by 1/3 (one third).

4.3 In the event that during the one year time frame of validity of certain price levels, the competitive market price - which is used as reference in defining price - reduces considerably, the Parties agree to meet and jointly review the price in accordance with such modified market conditions and following the basic criterion indicated at point 4.1.


ARTICLE 5. CONDITIONS OF SUPPLY

5.1 Unless otherwise agreed in relation with a specific project the following terms and conditions shall be applicable to all orders for the purchase of the Products (or portion thereof) to be supplied by P-COM to Siemens and such terms and conditions shall take preference over any conflicting or inconsistent terms of Siemens' purchase orders or P-COM conditions of sale.

5.2 Siemens, shall purchase the Products by issuing a written purchase order, to be transmitted by fax, identifying the transmitters/receivers of the Products to be purchased, the quantity, price, total purchase order price, shipping instructions (if any), delivery dates and place and any other specific information impacting on the equipment delivery schedule. P-COM shall confirm, by confirmed telefax, any purchase order within one (1) week of P-COM's receipt thereof, provided its terms are in accordance with those of this Agreement or better ones, if so agreed by the Parties.

5.3 Price, in U.S. dollars are defined in the Attachment 3 to this Agreement. Price shall include the full cost of ordered products, suitably packed.

5.4 Depending of the specific indications of the purchase order, the ordered Products will be delivered, at the price indicated in Attachment 3, in one of the following ways:

- for European Communities and E.F.T.A. Countries and other European Countries with equivalent import custom duties, FCA country of destination, import custom duties paid, (in accordance with Incoterms 1990);

- for other European Countries with import custom duties higher than E.E.C. (7.5%), FCA country of destination, import custom duties paid (in accordance with Incoterms 1990), but P-COM will debit the duties incremental difference to Siemens;

- for all the other Countries, FCA Campbell U.S.A. (in accordance with Incoterms 1990). Delivery dates will be those specified in the order and in any case the lead time will not be less than the standard lead time declared by P-COM with the exception of different lead time accepted by P-COM in writing for specific orders.

P-COM declares that standard lead time from the reception of purchase order to delivery FCA is 4 weeks provided that the order is within the boundaries of the monthly rolling forecast covering the subsequent 3 months as defined herebelow; any variations in standard lead time will be promptly notified by written notice to Siemens.

5.5 Siemens will issue monthly a rolling forecast (with the best possible indications of frequency, bit rate and configurations) indicating requested deliveries for the coming six months - divided in months - of which the first month is covered by firm orders and the subsequent two months are binding in terms of quantities and configurations.

It is understood that the binding forecast of the subsequent two months allow Siemens to reduce actual orders of 15% in the second month and of 30% in the third month.

First forecast is in Attachment 4; next forecast will be issued by Siemens on the last working day of the month that follows the date of signature of the Agreement.

5.6 Unless otherwise agreed by the Parties in relation with a specific project, Siemens' payment to P-COM shall be made for 100% of the relevant price of each delivered batch, thirty (30) days end of the month date of invoice after shipment of each complete batch of supply and issuance of relevant invoice.

5.7 In the event that P-COM fails for reasons other than causes of force majeure to deliver FCA each batch of the Products or parts thereof at the respective dates accepted in the relevant purchase order, Siemens may claim from P-COM penalties equivalent to 1% (one percent) of the corresponding price of the delayed batch per week of delay without exceeding 10% (ten percent) of said price. P-COM shall inform immediately Siemens in the event it anticipates any delay in its deliveries and the Parties shall make their best efforts to minimise the consequences thereof.

If due to joint efforts of the Parties, the delay in P-COM deliveries does not delay Siemens' performance of its obligation towards its customer and therefore no penalties are charged to Siemens, P-COM may elect to reimburse in full to Siemens all extra or special costs incurred by Siemens during above mentioned joint efforts instead of being charged penalties hereunder.

In the event Siemens cancels or delays by more than three months any shipment firmed up in the first three months of the rolling forecast, P-COM will make its best efforts to redirect the shipment elsewhere to the extent possible. Failing that P-COM shall inform Siemens in writing within 1 week and Siemens will be under the obligation to buy and pay for the equipment as follows:

 . 100% of the equipment scheduled to ship in the month following cancellation; . 75% of the equipment scheduled to ship in the period contained between 1 month and 2 months from the date of cancellation;
 . 50% of the equipment scheduled to ship in the period contained between 2 months and 3 months from the date of cancellation.

Upon Siemens request P-COM cooperate in safely storing the equipment and will advise Siemens of the cost to be born.

5.8 Notwithstanding the article 11 (Duration), P-COM undertakes to supply, for 5 year after the expiration of the present Agreement, equipment to Siemens for all the expansions of the contracts signed by Siemens during the validity of the present Agreement.

5.9 If specific market opportunities pursued by Siemens in relation with the Products require a local content (either explicitly or as a competitive advantage), P-COM and Siemens will jointly analyse and decide the best strategy to be followed with respect to the granting of the manufacturing rights to the third party addressed in the specific project. Terms and conditions for the above manufacturing transfer will be negotiated in good faith by the Parties.


ARTICLE 6. INSPECTION ON THE PRODUCTS MANUFACTURING PROCESS.

6.1 In order to certify the quality of the Products and of its manufacturing process and to allow Siemens to fulfill its contractual obligations with the customer, Siemens may at any reasonable time inspect, in P-COM' and/or P-COM' subcontractors' facilities, the various manufacturing steps of the products which will or may be used in the performance of this Agreement and inspect and test material and workmanship related to the Products purchased hereunder Siemens shall give P-COM reasonable prior notice of the dates on which the inspections will take place. All inspections and tests shall be performed in such a manner as not to delay the work unduly.

The Parties will jointly define specific procedures to carry out the inspections.


ARTICLE 7. WARRANTY AND SPARE PARTS

7.1 The Products to be supplied by P-COM hereunder shall be warranted to conform to the specification which are or will become applicable as a result of this Agreement and its Attachment 1 and to be free from design errors and defects in materials and workmanship under normal use and service for a period of twenty four (24) months after the date of the FCA delivery by P-COM provided always that:

1. said warranty shall not extend to natural wear and tear or to any damage arising in consequence of negligence in handling the Products by Siemens or Siemens' customer;
2. Siemens shall have notified P-COM of the defects in writing or by confirmed telefax promptly after Siemens was informed of the defects.

7.2 The defect will be made good at P-COM expenses by repair or replacement at P-COM option. P-COM shall warrant repaired or replaced items under the same conditions as above, for a period expiring either simultaneously with the initial warranty of the delivered product or six (6) months after installation of such replaced item, whichever is later. Transportation and insurance cost for defective or deficient parts returned to P-COM Shall be at Siemens' charge and transportation and insurance costs for parts replaced or repaired by P-COM shall be at P-COM charge.

The Parties agree that standard turnaround time for repair is two (2) weeks.

7.3 P-COM warranty is limited to the repair or replacement of defective or deficient parts. Labour cost relating to the reinstallation of items repaired or replaced under the above warranty shall be borne by Siemens.

7.4 P-COM shall furnish to Siemens, in accordance to orders that Siemens may issue from time to time, any and all spare parts for the Products supplied to Siemens under this Agreement. P-COM' commitment shall be valid for the term of 10 years after the sale of the last Products, and shall survive the termination of this Agreement.

7.5 Terms and conditions set forth in this Agreement for the purchase of the Products will be applied as well to the purchase of spare-parts


ARTICLE 8. TRAINING AND DOCUMENTATION

8.1 P-COM agrees to and will provide to Siemens all updated technical documentation necessary for the correct installation, operation and maintenance of the Products and to be delivered to the customer together with the Products. The documentation will be issued in English and will be printed under Siemens label and brand name. Siemens request for different languages will be evaluated and, if approved by P-COM, quoted.

8.2 Notwithstanding above article 8.1, P-COM will provide to Siemens all updated technical information that allow Siemens to prepare a complete documentation to be supplied to the customer together with the Products.

8.3 P-COM agrees to provide to Siemens, during 1995, a training course for Siemens's personnel on installation, operation, maintenance and repair at no cost for Siemens. The training course will take place in P-COM' facilities and each Party will be responsible for costs and living expenses of its own personnel.


ARTICLE 9. DETAILED PROVISIONS IN RELATION WITH THE INTEGRATION OF THE PRODUCTS WITH OTHER SIEMENS PRODUCTS.

9.1 Whereas Siemens needs to incorporate the Products into its own TMN systems, P-COM undertakes to modify its TMN interfaces and protocols in order to correctly match the Siemens TMN systems.

P-COM and Siemens will cooperate in defining responsibilities and cost for developing the above interfaces and protocols.

9.2 Whereas Siemens needs to incorporate the Products into their offering for mobile radio networks, P-COM agrees to do its best efforts to ease mechanical and electrical integration of the Products into Siemens Base Station (SBS) equipment and related OMC.

9.3 For the purpose of integration into SBS and for other market requirements, the "one-unit" ID4, presently available at prototype level, may be of interest to Siemens, which will define in due time the requirements.

P-COM hereby agrees to start production delivery of the "one-unit" ID4 5 months after a firm order of 300 units.

9.4 Siemens will also be allowed to mechanically and electrically integrate the Products or parts thereof; into other products of the Siemens telecommunication catalogue, in order to provide the customer with integrated network solutions.


ARTICLE 10. CONFIDENTIAL INFORMATION

10.1 Subject to the conditions of this paragraph 10.1 P-COM agrees that it will defend Siemens, at its cost and expense, and will indemnify and hold harmless Siemens, from and against all suits, claims, losses, damages and expenses arising from any actual infringement of any third party's patent right based on the sale or use of the Products purchased under this Agreement.

Siemens shall give P-COM prompt written notice of any such claim or action upon Siemens become aware of same. In addition Siemens shall, at P-COM' cost, provide all reasonable assistance in P-COM' defense or settlement efforts and P-COM shall have sole authority to defend or settle such claim.

In the event that a final injunction is obtained against the sale or use of an infringing product of the Products by Siemens and/or its customer, P-COM will, at its expenses, obtain for Siemens and/or its customers:

1.   the right to continue using the Products,

2. the right to replace or modify the Products so that it becomes non infringing or

3 if such remedies are not reasonably available, grant to Siemens a refund or credit equal to the amount paid by Siemens to P-COM for the infringing product.

P-COM shall not be liable for any infringement of patent rights if such infringement is based upon the use of the product in combination with other equipment, software, products or devices not furnished by P-COM if such claim would have been avoided in the absence of such combination.

The foregoing states the entire warranty and liability of P-COM with respect to any alleged or actual patent rights infringement.

10.2 Each Party will hold in confidence as it does for its own confidential information of the same importance, and use only for purposes of this Agreement, all technical and commercial information (oral or written) provided by the other Party and designated as confidential. Each Party warrants that the measures it takes with respects to its own confidential information are reasonably calculated to protect its confidentiality. These obligations will be subject to exceptions for information which:

 .  is in the public domain, or enters the public domain through no fault of the receiving Party;
 .  is disclosed to third Parties by the disclosing Party without similar obligations of confidentiality;
 .  the receiving Party learns from a third Party without violation of the disclosing Party's rights with respect to the information;
 .  is already known to the receiving Party at the time of disclosure;
 .  is disclose with the prior written consent of the disclosing Party;
 . is required to be disclosed by a court or other governmental body or to a prospective or current customer in the context of a tender offer or the execution of a supply contract.


ARTICLE 11. DURATION

11.1 This Agreement shall become effective at the date of signature by the Parties and shall have an initial three-year term, automatically renewable for successive one-year term, unless terminated by any Party upon written notice to the other Party given at least six (6) months prior to the end of the initial term or any subsequent one year period, or unless terminated as provided in the
Article 12 below.


ARTICLE 12. EARLY TERMINATION

12.1 Notwithstanding anything contained in the Article 11 of this Agreement as far as the term is concerned, each Party hereto reserves and shall have the right and option to terminate, by written notice, this Agreement at any time as follows:

(a) in the event of breach of a material term of this Agreement (including non-payments of amounts due and the unability to fulfill obligations as per article 2.1, 7.1 and 7.2), this Agreement may be terminated by the Party not in breach by giving a 60 days' notice to the Party in-breach, except in the event such breach is remedied within such 60 days notice period or an agreed plan to remedy has been worked out by the Parties within the same 60 days period;

                                              *CONFIDENTIAL TREATMENT REQUESTED.

(b) in the event the other Party shall make an assignment for the benefit of creditors, shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition for relief under applicable bankruptcy laws, or shall file any other petition or similar request with a court having competent jurisdiction for voluntary relief, looking to reorganisation, arrangement, composition, readjustment, liquidation, custodianship, dissolution, winding-up or similar relief under bankruptcy laws or any similar laws or regulations, or shall file any answer admitting or not contesting the material allegations of a petition filed against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver, custodian or liquidator of such party with result to all or any substantial part of its properties.

12.1 In case of early termination generated by P-COM under the clause 12.1 (b) Siemens will be granted the licence to manufacture and sale the Products without any limitations and P-COM undertakes to promptly disclose to Siemens all technical information, drawings, and manufacturing details that will allow Siemens to exercise the above licence rights.


ARTICLE 13. FORCE MAJEURE

13.1 Neither of the Parties shall be liable for delays or failure in the performance of this Agreement arising from any of the following causes, which are beyond the control of the Party affected:

 .   acts of God, or public enemy or war (declared or undeclared);

 .   acts of governmental or quasigovernmental authorities or any department or agency thereof, or regulations or restrictions imposed by law or by court actions, including without limitations

    1. acts of persons engaged in subversive activities or sabotage;
    2. fires, flood, explosions, earthquakes, or other catastrophes;
    3. epidemics or quarantines;
    4. strikes, slowdowns, lock outs or labour stoppages or disputes of any kind;
    5. freight embargoes or interruptions of transportation;
    6. any other cause similar or dissimilar beyond the control of the Party concerned or its subcontractors.


ARTICLE 14. APPLICABLE LAW AND ARBITRATION

14.1 This Agreement shall be governed by and construed in accordance with the Swiss Federal code of obligations excluding however any reference to the "1980, Wien Sale Convention".

14.2 The Parties hereto agree that they shall use their best efforts to settle amicably any disputes arising between them out of or in connection with this Agreement. Failing that, any and all such disputes shall be finally and exclusively settled through arbitration in Geneva Switzerland, by three Arbitrators appointed and acting in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce. Arbitration proceedings shall be conducted in the English language.

Performance by the Parties relevant to this Agreement shall not be suspended during the pendency of any dispute or arbitration hereunder.

ARTICLE 15. LIMITATION OF LIABILITY

15.1 Except is otherwise expressely provided for in this Agreement, any Party shall in no circumstances be liable to the other Party for any loss which is in form or substances a loss of profits or loss of opportunity of earning profits or for any consequential loss whatsoever.

ARTICLE 16. COMING INTO FORCE

16.1 The present Agreement will come into force when the two following events have occured:

1. signature by the Parties;
2. approval by Siemens' Board.

The latter is considered given in absence of any written notice of non approval within 30 days after the signature of the Agreement.


ARTICLE 17. NON DISCLOSURE CLAUSE

17.1 The Parties shall not disclose to any third party, in any form, the existence and the contents of the present Agreement until its coming into force, in accordance with the Art 16 hereabove.


IN WITNESS HEREOF this Agreement has been executed in duplicate



     For and on behalf of             For and on behalf of
  Siemens Telecomunicazioni                P-COM



by [SIGNATURE ILLEGIBLE]            by /s/ George Roberts
  --------------------------          ---------------------------

on 13 Feb. 1995                     on Feb. 13, 1995

                                  SIDE LETTER

Whereas P-COM and Siemens Telecomunicazioni (jointly the Parties) have signed on February 13, 1995 a Product Agreement;

notwithstanding the fact that such Agreement has not yet come into force, per Art.16, the Parties undertake to immediately operate in accordance with the provisions of the Agreement, with particular reference to forecast, orders and deliveries.

In case the Agreement shall not come into force as per its Art. 16, the Parties commit themselves to completely fulfill the obligations accepted in the period from the date of signature to the date of non approval.

In case the Agreement shall come into force the obligations above will become integral part of the Agreement.

Milan (Italy), the 13th of February 1995

For and on behalf of Siemens Telecomunicazioni        For and on behalf of P-COM

[SIGNATURE ILLEGIBLE]                                   /s/ George Roberts
------------------------                               -------------------------

??????                                                       Feb. 13, 1995
------------------------                               -------------------------

                                  SIDE LETTER

With reference to the Agreement signed on February 13th 1995, Siemens and P-Com agree on the level 4 of price discounts to be applied for orders to be delivered within end [June 1995].

By that date Siemens will either confirm the level for the whole year or indicate a new level, based on the results of the promotion activities.

Milan (Italy), the 13th of February 1995


For and on behalf of Siemens Telecomunicazioni        For and on behalf of P-COM

[SIGNATURE ILLEGIBLE]                                    /s/ George Roberts
------------------------                               -------------------------

________________________                               _________________________

                                  SIDE LETTER

This is to confirm the commitment of Siemens Telecomunicazioni to purchase from P-COM, in the period between the date of the OEM Agreement and the end of the year 1996 a minimum of 80 (eighty) Tel Link 38 GHz radio terminals equipped with 30 cm antenna, 2FSK modulation and IEI capacity. The price, inclusive of freight and duties will be US$ 7,700.

It is understood that, during this period ST will do its best efforts to sell the 80 terminals in the above mentioned configuration. However, should ST fail this respect, P-COM undertakes to reconfigure the equipment at 4 FSK (2x2 or 4x2 Mbit/s) at its own expenses.

Milan (Italy), the 13th of February 1995

For and on behalf of Siemens Telecomunicazioni        For and on behalf of P-COM

[SIGNATURE ILLEGIBLE]                                     /s/ George Roberts
-------------------------                              -------------------------

???????                                                        Feb. 13, 1995
-------------------------                              -------------------------

                                  ATTACHMENT 1

                     PRODUCT SPECIFICATIONS AND DESCRIPTION

                   Siemens Specification for 23GHz Radios

WARNING

The information contained in this document is the exclusive property of P-Com Inc. and should not be disclosed to any third party without the written consent of P-Com.


Table of Contents

Section 1           General Specifications                       Page 2

Section 2           Digital Interface Specifications             Page 3

Section 3           Transmitter Specifications                   Page 4

Section 4           Receiver Specifications                      Page 5

Section 5           Miscellaneous Specifications                 Page 6

Section 6           Service Channel Specifications               Page 6

Section 7           Alarms Specifications                        Page 7

Section 8           Loopback Specifications                      Page 7

Section 9           Power Supply Specifications                  Page 7

Section 10          Environmental Specifications                 Page 8

Section 11          Mechanical Specifications                    Page 8

Section 12          Shock Specifications                         Page 8

Section 13          Vibration Specifications                     Page 8

Section 14          IDU to ODU Interconnect Specifications       Page 9

Section 15          Antenna Specification                        Page 9

Section 16          Protection Configuration Specification       Page 9

Section 17          EMC and Transient Specifications             Page 10

Section 18          Relaibility Specifications                   Page 10

Appendices
Appendix "A"        Input Jitter Tolerance Mark                  Page 11
Appendix "B"        Jitter Gain Mask                             Page 12
Appendix "C"        Transmit Spectrum                            Page 13-17
Appendix "D"        Channel Plans                                Page 18-23

The specifications listed in the following sections are the minimum or guaranteed specifications, over the environmental ranges specified, for the P-Com Tel-Link 23 E1 radio system provided to Siemens. As a minimum, the Tel-Link 23 E1 radio system compiles with prETS 300 198 November 1993. The specifications apply to both unprotected (1+0) and protected (1+1) systems except where otherwise specified.

Issue 1.1                          1

                    Siemens Specification for 23GHz Radios

Section 1:  General:

Operating Frequency:              21.2 to 23.6 GHz

23A option; (Germany)
---------------------

ODU Bands Tx frequencies:         Low Band [22001 - 22589] MHz
                                  High Band [23009 - 23597] MHz

Frequency Agility:                [588] MHz

Transmit/Receive Spacing          1008 MHz

23B option; (U.K.)
------------------

ODU Bands Tx frequencies:         Low Band [21896 - 22344] MHz
                                  High Band [23128 - 23578] MHz

Frequency Agility:                [448] MHz

Transmit/Receive Spacing          1232 MHz

RF Channel Spacing:               1E1 & 2E1 = [3.5] MHz, 4E1 = [7] MHz

Tuning Step Size:
     Minimum                      [1.75] MHz
     1E1 & 2E1                    [1 to 168] channels per ODU band
     4E1                          [1 to 84] channels per ODU band

Modulation Type:                  [4 FSK IEI] systems will use [2FSK] due to
                                  bandwidth)

Flexibility:                      Any IDU (any capacity) to be used with any ODU

Connectors:                       Front Access IDU, [2U] High. Rear access
                                  option.
     DC Power                     2 position plug with screw terminals
     Digital 1/0 (2.048 Mb/s)     120 ohm DB-25 Female or 75 ohm BNC.
     IDU to ODU                   50 ohm "N" Female
     Alarms Port                  DB-25 Male
     Computer                     DB-9 Female
     EOW                          RJ-11, 4 pin
     EOW Bridge                   RJ-11, 8 pin
     Data Channels 1 & 2 (East)   DB-9 Female
     Data Channels 1 & 2 (West)   DB-9 Male


Issue 1.1                              2

                    Siemens Specification for 23GHz Radios


Section 2:    Digital Interface:

Digital Capacity:                    Complies with CCITT G.703
                                     1 x 2.048 Mb/s
                                     2 x 2.048 Mb/s
                                     4 x 2.048 Mb/s
                                     Universal Bit Rate (1,2, or 4 x 2.048 Mb/s selectable by P.C. Software)

Digital I/O Tolerence                +/- 50ppm

Digital I/O Connectors:              120 Ohm Balanced - DB-25 Female
                                     or 75ohm Unbalanced-BNC

Digital Line Code:                   HDB3

Alarm Indication Signal:             AIS inserted with the following conditions;
                                     1. Loss of signal from the Multiplexer to radio will transmit AIS to the far and over the radio link. 2. Receiver failure or B.E.R. greater than 1 x10-4 less than 1x10-
                                     3 will send AIS to the receiver
                                     multiplexer. AIS is adjustable, OFF, 1x10-
                                     3, or 1x10-4

AIS Delay:
     Loss of input from multiplexer  25ms
     Receiver failure                4ms
     Defection of 1x10-3 B.E.R       100ms
     Defection of 1x10-4 B.E.R       500ms

Scrambling:                          Digital signals are scrambled to ensure the
                                     radiated RF spectrum does not contain
                                     discrete spectral components as a result of repetitive patterns in the input data stream or carrying internally generated
                                     AIS.

Input Jitter Tolerance:              per CCITT G.823/G921. See appendix "A" for
                                     mask. No errors when using a PRBS 215-1
                                     signal.

Output Jitter Tolerance:             When using a PRBS 215-1 signal:
                                     0.09 UI p-p 20 Hz to 100 KHz
                                     0.09 UI p-p 18 KHz to 100 KHz

Jitter Gain                          per CCITT G.823/G921. See appendix "B" for
                                     mask. No errors when using a PRBS 215-1
                                     signal.

                    Siemens Specification for 23GHz Radios


Section 3:     Transmitter

Power Output:
     Standard Power                     +16 dBm minimum 40 mW) at antenna port
     High Power                         +21 dBm minimum 126 mW) at antenna port

Frequency Stability:
     Over Temperature:                  8 ppm
     Years 1 to 4                       1 ppm
     Years 5 to 10                      0.5 ppm
     10 year period total               15 ppm

Transmitter Mute:                       50 dB when loss of lock Modulator or
                                        Synthesizer

Attenuation Range:                      0-30 dB via P.C. software

Intermediate Frequency:                 408.33 MHz

Composite Data Rate:
     1 x 2.048 Mb/s                     2.57 Mb/s
     2 x 2.048 Mb/s                     5.13 Mb/s
     4 x 2.048 Mb/s                     10.25 Mb/s

Occupied Bandwidth:
     1 x 2.048 Mb/s                     2.65 MHz (using * level FSK modulation)
     2 x 2.048 Mb/s                     2.65 MHz
     4 x 2.048 Mb/s                     5.30 MHz

Spectrum Efficiency:
     1 x 2.048 Mb/s                     0.97 bit/sec/Hz (using * level FSK
                                        modulation
     2 x 2.048 Mb/s                     1.94 bit/sec/Hz
     4 x 2.048 Mb/s                     1.94 bit/sec/Hz

TX Spurious Emissions:
     30 MHz to 21.2 GHz                 -90 dBW
     21.1 GHz to 55 GHz                 -60 dBW

TX Spectrum Mask:                       Refer to Appendix "C"


                                              *CONFIDENTIAL TREATMENT REQUESTED.

                    Siemens Specification for 23GHz Radios

Section 4:     Receiver:

Type:                                        Dual Conversion

Intermediate Frequencies:                    2667 MHz & 140 MHz

RX Noise Bandwidth:
     1 x 2.048 Mb/s                          3.08 MHz
     2 x 2.048 Mb/s                          3.08 MHz
     4 x 2.048 Mb/s                          6.15 MHz

Maximum RSL for 1x10-6 B.E.R                 -15 dBm

Maximum RSL for 1x10-3 B.E.R                 -13 dBm

Receiver Sensitivity, Dynamic Range, and System Gain specifications reflect 2 FSK modulation for 1x2 Mb/s systems, while 2x2 Mb/s and 4x2 Mb/s specifications reflect 4 FSK modulation.

Sensitivity for 1x10-6 B.E.R.                with F.E.C.
     1 x 2.048 Mb/s                          -86 dBm
     2 x 2.048 Mb/s                          -80 dBm
     4 x 2.048 Mb/s                          -77 dBm

Dynamic Range for 1x10-6 B.E.R.              with F.E.C.
     1 x 2.048 Mb/s                          71 dB
     2 x 2.048 Mb/s                          65 dB
     4 x 2.048 mb/s                          62 dB

                                             Standard PowerHigh Power
System Gain for 1x10-6 B.E.R.                with F.E.C.    with F.E.C.
     1 x 2.048 Mb/s                          102 dB           107 dB
     2 x 2.048 Mb/s                           96 dB           101 dB
     4 x 2.048 Mb/s                           93 dB            98 dB

Sensitivity for 1x10-3 B.E.R.                with F.E.C.
     1 x 2.048 Mb/s                          -87 dBm
     2 x 2.048 Mb/s                          -85 dBm
     4 x 2.048 Mb/s                          -82 dBm

Dynamic Range for 1x10-3 B.E.R.              with F.E.C.
     1 x 2.048 Mb/s                          74 dB
     2 x 2.048 Mb/s                          72 dB
     4 x 2.048 Mb/s                          69 dB

                                             Standard PowerHigh Power
System Gained for 1x10-3 B.E.R.              with F.E.C.    with F.E.C.
     1 x 2.048 Mb/s                          103 dB           108 dB
     2 x 2.048 Mb/s                          101 dB           106 dB
     4 x 2.048 Mb/s                           98 dB           103 dB

RX Spurious Emissions:
     30 MHz to 21.2 GHz                      -90 dBW
     21.2 GHz to 55 GHz                      -60 dBW

Unfaded B.E.R.                               1x10 - 10

Issue 1.1                              5

                    Siemens Specification for 23GHz Radios


Section 5:     Miscellaneous:

Co-Channel Interference:                21 dB for one decade B.E.R. degradation
                                        referenced to 1x10-6 B.E.R thresholds.
                                        This applies to all bit rates.

Adjacent Channel Interference:          For one decade B.E.R. degradation
                                        referenced to 1x10-6 thresholds B.E.R.,
                                        using a modulated carrier similar to
                                        the wanted RX signal.
     1 x 2.048 Mb/s                     0 dB with a 3.5 MHz separation
     2 x 2.048 Mb/s                     0 dB with a 3.5 MHz separation
     4 x 2.048 Mb/s                     0 dB with a 7 MHz separation

Forward Error Correction:               Standard Feature Reed-Solomon Type,
                                        corrects five bytes per frame.

Link ID's                               1-100. Eliminates the possibility of an
                                        unwanted transmitter locking up a wanted receiver in densely populated areas of radios.

Section 8:     Service Channels:

Number of Service Channels:             Three
                                        One EOW (Engineering Orderwire) -
                                        Optional One Data Channel
                                        One NMS Channel - equipped as a second
                                        data channel

Service Channel #1                      EOW (Engineering Orderwire) - optional
     Type:                              Analog
     Impedance:                         600 ohms Balanced
     Coding Scheme:                     A-Law PCM
     Frequency Response:                300-3400 Hz
     Bridge Input Level:                -14dBm to +1 dBm adjustable through
                                        keypad
     Bridge Output Level:               -11dBm to +4 dBm adjustable through
                                        keypad
     Signalling:                        E&M type-E lead to ground. "Call" button
                                        on front panel of IDU.
     I/O Connector                      RJ-11, 4 pin modular
     Bridge:                            2 way, 4 wire balance bridge
     Bridge connector:                  RJ-45, 8 pin modular

Service Channel #2                      Digital Data Channel
     Type:                              Digital
     Mode:                              Asynchronous
     Interface:                         RS-233C, RS-422/RS-423
     Speed:                             0-9600 bit/s
     I/O Connector:                     DB-9

Service Channel #3                      NMS Channel or Digital Data Channel #2
     Type:                              Digital
     Mode:                              Asynchronous
     Interface:                         RS-232C, RS-422/RS-423
     Speed:                             0-9600 bit/s
     I/O Connector:                     DB-9

Issue 1.1                              8

                     Siemens Specification for 23GHz Radios

Section 7: Alarms:

Front Panel indicators:

     On-Line LED                             Green indicates power is applied to
                                             unit.
     IDU LED                                 Green indicates normal. Flashes or
                                             solid red in alarm.
     ODU LED                                 Green indicates normal. Flashes or
                                             solid red in alarm.
     CBL (Cable) LED                         Green indicates normal. Red when
                                             cable short or open.
     RMT (Remote) LED                        Green indicates normal. Flashes or
                                             solid yellow when far end terminal
                                             is not normal operation.

External Alarms:                             Up to eight external alarms can be
                                             used per IDU for site alarms such
                                             as Open door, Temperature, A/C
                                             Fail, ect.

Alarm Relays:                                Five form "C" relays. These alarm
                                             relays can be "mapped" using the
                                             optional P.C. software.

Transmit Mute:                               The alarms that will cause the
                                             transmitter to mute are:
                                             Modulator
                                             LO/Synthesizer

Time Delay for TX Mute:
     Alarm recognition to TX Mute:           less than 10 millseconds
     Alarm Clearing to TX Output Restoral:   2 seconds

Resuiting Power Reduction                    50 dB

Section 8:   Loopbacks:                      Three types of loopbacks are
                                             offered:

     IDU Loopback:                           Loops the aggregate date before the
                                             "N" connector of the IDU. Tests all
                                             circuits in the IDU for operation.
                                             An external BERT set is needed to
                                             test for error performance. Traffic
                                             affecting on all tributaries.

     ODU Loopback:                           Used only with the Loopback Test
                                             Transistor (LBT) to allow testing
                                             of an entire terminal. The LBT
                                             consists of a number and a 1008 or
                                             1232 MHz oscillator.

     Link Loopback:                          Loops the far end tributary at the
                                             line driver and returns the E1
                                             signal to the local end. Affects
                                             only the tributary selected. An
                                             external BERT set is needed to
                                             perform error rate tests.


Issue 1.1                          7

                    Siemens Specification for 23GHz Radios

Section 9:     Power Supply:

Input Voltage:
     Standard:                          -48 VDC
     Range:                             -38.4 VDC to -62.4 VDC
     Optional:                          +24/-24V DC. (-20%, +30%)

Power Consumption:
     Standard Power                     50 watts includes service channel
                                        options installed
     High Power                         55 watts includes service channel
                                        options installed

Section 10:    Environment:

Temperature Range - Operational:
     Outdoor Unit                            -30 degrees C to +60 degrees C
     Indoor Unit                             -10 degrees C to +55 degrees C

Temperature Range - Storage:                 -40 degrees C to +70 degrees C for
                                             both IDU and ODU

Relative Humidity:
     Outdoor Unit                            up to 100% for all weather
                                             operation
     Indoor Unit                             95% at +55 degrees C

Altitude:                                    4,500 meters (15,000 feet)

Section 11.    Mechanical:

Dimensions:
     Outdoor Unit                            250mm dia x 200 mm depth (10" dia x
                                             8" depth)
     Indoor Unit                             89 mm H, x 483 mm W. x 267 mm D
                                             (3.5" H, X 19" W, x 10.5" D)
                                             44 mm H version different from
                                             89 mm H version
                                             Specification are listed in
                                             attachment 61.

Weight:
     Outdoor Unit                            4.5 kg (10lbs)
     Indoor Unit                             3.6 kg (8 lbs)

Section 12:    Shock:                   per ETS 300 019-1-3
     IDU:                                    5g Operational, 10g Survival
     ODU:                                    5g Operational, 10g Survival

Section 13:    Vibration:                    per ETS 300 019-1-3
     IDU:                                    0.25g random, 5 Hz to 200 Hz
                                             Operational
                                             0.25g random, 5 Hz to 200 Hz
                                             Survival

     ODU                                     0.9g random, 5 Hz to 500 Hz
                                             Operational
                                             2.4g random, 5 Hz to 500 Hz
                                             Survival


Issue 1.1                          8

                    Siemens Specification for 23GHz Radios

Section 14:     IDU to ODU Interconnection:

Number of Cables:                       One
Type:                                   RG-8/U - Belden 9913 or equivalent
Impedance:                              50 ohms unbalanced
Maximum Distance:                       300 meters
IDU Connector Type:                     "N" type Female
ODU Connector Type:                     "N" type Female
Cable Length Criteria:
     DC Resistance:                     4 ohms
     AC Resistance:                     27 DB at [408.33] MHz for 300 meter run
     Shielding                          100%
Signals on Interconnect Cable:          Frequency      Level
     TX IF                              [408.33] MHz   + 13 dBm +/-2 dB
     RX IF                              [140] MHz      -25 to -5 dBm
     Telemetry, TX                      [10] MHz        0 dBm nominal
     Telemetry, RX                      [18] MHz       -20 to 0 dBm
     Power                              DC             -48 VDC @ 1 amp max

Section 15: Antenna Specification.

Diameter:                               60 cm
Frequency Band:                         21.2-23.6 GHz
Gain, min                               39 dBi
Radiation Pattern:                      As per ETS 300 198 Figure 3
3dB beamwidth:                          1.5 degrees
Cross polarisation discrimination       As per ETS 300 198 Figure 3

Section 16: Protected Configuration (1+1) Specifications.

Number of tributaries:                  Up to four

Impedance:                              120 ohm balanced
                                        or 75 ohm unbalanced

PSS Indicators:                         "A" On Line, "B" On Line

PSS Manual Switch:                      "A" On Line, "B" On Line, Auto

Switching Type:                         Combined Tx and Rx.

RF Branching losses:
     Dual antenna system                None

     Single antenna system:
          Equal loss splitter.          Main [4.5] dB, Standby [4.5] dB
          Unequal loss splitter.        Main [2] dB, Standby [7.5] dB

Total switching time                    [0.5] sec
Muting level                            [50] dB hour operational
Mechanical dimension                    [1RU height]

Issue 1.1                              9

                    Siemens Specification for 23GHz Radios

Section 17:    EMC and Transient Specifications.

Conducted Emissions:             150 kHz, 30 MHz, average peak
                                 CISPR-22

Radiated Emissions:              30 MHz - 1 GHz, 3m and 10m ranges
                                 EN55022
                                 DIN VDE 0876

Conducted Immunity:              IEC 801-2 ESD

Radiated Immunity:               IEC 801-3

Lightning Protection:            IEC 801-5 Class 2 & 4 with optional arrestors.

Section 18:    Reliability Specifications.

IDU MTBF:                        177,355 hours (20.25 years)

ODU MTBF:                        105,233 hours (12.0 years)

Calculated using MIL-HDBK-217 Rev F

Issue 1.1

                    Siemens Specifications for 23GHz Radios

Input Jitter Tolerance Mask
Appendix "A"

                             [GRAPH APPEARS HERE]


            ---------------------------------------------
            E1 Jitter Tolerance Mask
             CCITT G.823 (Above Curve = in Spec)
                       Corner Points:
                   -------------------------------
                   1Hz                  2.9IU
                   20                   1.5
                   2.4K                 1.5
                   18K                   .2
                   100K                  .2
            ---------------------------------------------

                            FREQUENCY (Hz)

Issue 1.0                           10 bis

                    Siemens Specification for 23GHz Radios

Appendix "B"
Jitter Gain Mask

                             [GRAPH APPEARS HERE]


                                  ----------------------------------------------
                                            E1 Jitter Transfer Mask
                                     CCITT G.823/1.431 (Below Curve = in Spec)
                                                Corner Points:
                                            ---------------------
                                            1Hz               +0.5dB
                                            40                +0.5
                                            400               -19.5
                                            15K               -19.5
                                     ---------------------------------------


                             [GRAPH APPEARS HERE]

                                FREQUENCY (HZ)

Issue 1.0                             11

                    Siemens Specifications for 23GHz Radios

Appendix "C"

Transmit Spectrum Mask

per BAPT 211 ZV 02/23 GHz

Issue 1.0

                   Spektrumsmaske A fur 3,5 MHz Kanalabstand


                             [GRAPH APPEARS HERE]

         Spektrale Leistungsdichte / (dB) bezogen auf den Maximalwert

                   --------------------------------------
                             0,0 MHz         0  dB
                   --------------------------------------
                      + or -1.25 MHz         0  dB
                   --------------------------------------
                     + or -2.125 MHz       -18  dB
                   --------------------------------------
                     + or -2.875 MHz       -18  dB
                   --------------------------------------
                       + or -4.0 MHz       -45  dB
                   --------------------------------------
                          +/-5.0 MHz       -45  dB
                      ---------------------------------

                             Ausgabe: August 1993

Spektrumsmaske B fur 3,5 MHz Kanalabstand


                             [GRAPH APPEARS HERE]


                       -----------------------------------
                                0.0 MHz         0 dB
                       -----------------------------------
                             +/-1.4 MHz         0 dB
                       -----------------------------------
                             +/-2.8 MHz       -23 dB
                       -----------------------------------
                             +/-3.4 Mhz       -23 dB
                       -----------------------------------
                             +/-7.0 MHz       -45 dB
                       -----------------------------------
                            +/-10.0 MHz       -45 dB
                       -----------------------------------

                             Ausgabe: August 1993

Spektrumsmaske A fur 7 MHz Kanalabstand


                             [GRAPH APPEARS HERE]


                       -----------------------------------
                               0.0 MHz         0 dB
                       -----------------------------------
                            +/-3.0 MHz         0 dB
                       -----------------------------------
                           +/-4.75 MHz       -18 dB
                       -----------------------------------
                           +/-6.25 Mhz       -18 dB
                       -----------------------------------
                            +/-8.5 MHz       -45 dB
                       -----------------------------------
                           +/-10.0 MHz       -45 dB
                       -----------------------------------

                             Ausgabe: August 1993

Speltrunsmaske B fur 7 MHz Kanalabstand

        [Spektrate Leistungsdichte / (dB) bezogen auf den Maximailwert]

                             [GRAPH APPEARS HERE]



                              0.0 MHz          0dB
                             +2.8 MHz          0dB
                             +5.6 MHz        -23dB
                             +6.8 Mhz        -23dB
                            +14.0 MHz        -45dB
                            +20.0 MHz        -45dB

                             Augusabe: August 1993

                    Siemens Specification for 23GHz Radios

Appendix "D"

23 GHz Channel Plans

Issue 1.0                              17

23B, Out Door Unit                      13566                           Rev.01
--------------------------------------------------------------------------------


10.0  Frequency Plan

                                 3.5 MHz Plan

                                           BAND 1
                                          RX Freq
           BAND 1     BAND 1    BAND I     BAND 2   BAND 2    BAND 2    BAND 2
CHAN         TX -       LO       LOx2     TX FREQ     LO       LOx2       RX
--------------------------------------------------------------------------------
  1       21897.75  12786.375  25572.75  23129.75  9727.375  19454.75  21897.75
  2       21901.25  12788.125  25576.25  23133.25  9729.125  19458.25  21901.25
  3       21904.75  12789.875  25579.75  23136.75  9730.875  19461.75  21904.75
  4       21908.25  12791.625  25583.25  23140.25  9732.625  19465.25  21908.25
  5       21911.75  12793.375  25586.75  23143.75  9734.375  19468.75  21911.75
  6       21915.25  12795.125  25590.25  23147.25  9736.125  19472.25  21915.25
  7       21918.75  12796.875  25593.75  23150.75  9737.875  19475.75  21918.75
  8       21922.25  12798.625  25597.25  23154.25  9739.625  19479.25  21922.25
  9       21925.75  12800.375  25600.75  23157.75  9741.375  19482.75  21925.75
 10       21929.25  12802.125  25604.25  23161.25  9743.125  19486.25  21929.25
 11       21932.75  12803.875  25607.75  23164.75  9744.875  19489.75  21932.75
 12       21936.25  12805.625  25611.25  23168.25  9746.625  19493.25  21936.25
 13       21939.75  12807.375  25614.75  23171.75  9748.375  19496.75  21939.75
 14       21943.25  12809.125  25618.25  23175.25  9750.125  19500.25  21943.25
 15       21946.75  12810.875  25621.75  23178.75  9751.875  19503.75  21946.75
 16       21950.25  12812.625  25625.25  23182.25  9753.625  19507.25  21950.25
 17       21953.75  12814.375  25628.75  23185.75  9755.375  19510.75  21953.75
 18       21957.25  12816.125  25632.25  23189.25  9757.125  19514.25  21957.25
 19       21960.75  12817.875  25635.75  23192.75  9758.875  19517.75  21960.75
 20       21964.25  12819.625  25639.25  23196.25  9760.625  19521.25  21964.25
 21       21967.75  12821.375  25642.75  23199.75  9762.375  19524.75  21967.75
 22       21971.25  12823.125  25646.25  23203.25  9764.125  19528.25  21971.25
 23       21974.75  12824.875  25649.75  23206.75  9765.875  19531.75  21974.75
 24       21978.25  12826.625  25653.25  23210.25  9767.625  19535.25  21978.25
 25       21981.75  12828.375  25656.75  23213.75  9769.375  19538.75  21981.75
 26       21985.25  12830.125  25660.25  23217.25  9771.125  19542.25  21985.25
 27       21988.75  12831.875  25663.75  23220.75  9772.875  19545.75  21988.75
 28       21992.25  12833.625  25667.25  23224.25  9774.625  19549.25  21992.25
 29       21995.75  12835.375  25670.75  23227.75  9776.375  19552.75  21995.75
 30       21999.25  12837.125  25674.25  23231.25  9778.125  19556.25  21999.25
 31       22002.75  12838.875  25677.75  23234.75  9779.875  19559.75  22002.75
 32       22006.25  12840.625  25681.25  23238.25  9781.625  19563.25  22006.25
 33       22009.75  12842.375  25684.75  23241.75  9783.375  19566.75  22009.75
 34       22013.25  12844.125  25688.25  23245.25  9785.125  19570.25  22013.25
 35       22016.75  12845.875  25691.75  23248.75  9786.875  19573.75  22016.75
 36       22020.25  12847.625  25695.25  23252.25  9788.625  19577.25  22020.25
 37       22023.75  12849.375  25698.75  23255.75  9790.375  19580.75  22023.75
 38       22027.25  12851.125  25702.25  23259.25  9792.125  19584.25  22027.25
 39       22030.75  12852.875  25705.75  23262.75  9793.875  19587.75  22030.75
 40       22034.25  12854.625  25709.25  23266.25  9795.625  19591.25  22034.25
 41       22037.75  12856.375  25712.75  23269.75  9797.375  19594.75  22037.75
 42       22041.25  12858.125  25716.25  23273.25  9799.125  19598.25  22041.25

--------------------------------------------------------------------------------
P-Com, Inc.                      Confidential                     Page 25 of 29

23B, Out Door Unit                      13566                           Rev.01
--------------------------------------------------------------------------------

 43       22044.75  12859.875  25719.75  23276.75  9800.875  19601.75  22044.75
 44       22048.25  12861.625  25723.25  23280.25  9802.625  19605.25  22048.25
 45       22051.75  12863.375  25726.75  23283.75  9804.375  19608.75  22051.75
 46       22055.25  12865.125  25730.25  23287.25  9806.125  19612.25  22055.25
 47       22058.75  12866.875  25733.75  23290.75  9807.875  19615.75  22058.75
 48       22062.25  12868.625  25737.25  23294.25  9809.625  19619.25  22062.25
 49       22065.75  12870.375  25740.75  23297.75  9811.375  19622.75  22065.75
 50       22069.25  12872.125  25744.25  23301.25  9813.125  19626.25  22069.25
 51       22072.75  12873.875  25747.75  23304.75  9814.875  19629.75  22072.75
 52       22076.25  12875.625  25751.25  23308.25  9816.625  19633.25  22076.25
 53       22079.75  12877.375  25754.75  23311.75  9818.375  19636.75  22079.75
 54       22083.25  12879.125  25758.25  23315.25  9820.125  19640.25  22083.25
 55       22086.75  12880.875  25761.75  23318.75  9821.875  19643.75  22086.75
 56       22090.25  12882.625  25765.25  23322.25  9823.625  19647.25  22090.25
 57       22093.75  12884.375  25768.75  23325.75  9825.375  19650.75  22093.75
 58       22097.25  12886.125  25772.25  23329.25  9827.125  19654.25  22097.25
 59       22100.75  12887.875  25775.75  23332.75  9828.875  19657.75  22100.75
 60       22104.25  12889.625  25779.25  23336.25  9830.625  19661.25  22104.25
 61       22107.75  12891.375  25782.75  23339.75  9832.375  19664.75  22107.75
 62       22111.25  12893.125  25786.25  23343.25  9834.125  19668.25  22111.25
 63       22114.75  12894.875  25789.75  23346.75  9835.875  19671.75  22114.75
 64       22118.25  12896.625  25793.25  23350.25  9837.625  19675.25  22118.25
 65       22121.75  12898.375  25796.75  23353.75  9839.375  19678.75  22121.75
 66       22125.25  12900.125  25800.25  23357.25  9841.125  19682.25  22125.25
 67       22128.75  12901.875  25803.75  23360.75  9842.875  19685.75  22128.75
 68       22132.25  12903.625  25807.25  23364.25  9844.625  19689.25  22132.25
 69       22135.75  12905.375  25810.75  23367.75  9846.375  19692.75  22135.75
 70       22139.25  12907.125  25814.25  23371.25  9848.125  19696.25  22139.25
 71       22142.75  12908.875  25817.75  23374.75  9849.875  19699.75  22142.75
 72       22146.25  12910.625  25821.25  23378.25  9851.625  19703.25  22146.25
 73       22149.75  12912.375  25824.75  23381.75  9853.375  19706.75  22149.75
 74       22153.25  12914.125  25828.25  23385.25  9855.125  19710.25  22153.25
 75       22156.75  12915.875  25831.75  23388.75  9856.875  19713.75  22156.75
 76       22160.25  12917.625  25835.25  23392.25  9858.625  19717.25  22160.25
 77       22163.75  12919.375  25838.75  23395.75  9860.375  19720.75  22163.75
 78       22167.25  12921.125  25842.25  23399.25  9862.125  19724.25  22167.25
 79       22170.75  12922.875  25845.75  23402.75  9863.875  19727.75  22170.75
 80       22174.25  12924.625  25849.25  23406.25  9865.625  19731.25  22174.25
 81       22177.75  12926.375  25852.75  23409.75  9867.375  19734.75  22177.75
 82       22181.25  12928.125  25856.25  23413.25  9869.125  19738.25  22181.25
 83       22184.75  12929.875  25859.75  23416.75  9870.875  19741.75  22184.75
 84       22188.25  12931.625  25863.25  23420.25  9872.625  19745.25  22188.25
 85       22191.75  12933.375  25866.75  23423.75  9874.375  19748.75  22191.75
 86       22195.25  12935.125  25870.25  23427.25  9876.125  19752.25  22195.25
 87       22198.75  12936.875  25873.75  23430.75  9877.875  19755.75  22198.75
 88       22202.25  12938.625  25877.25  23434.25  9879.625  19759.25  22202.25
 89       22205.75  12940.375  25880.75  23437.75  9881.375  19762.75  22205.75
 90       22209.25  12942.125  25884.25  23441.25  9883.125  19766.25  22209.25
 91       22212.75  12943.875  25887.75  23444.75  9884.875  19769.75  22212.75
 92       22216.25  12945.625  25891.25  23448.25  9886.625  19773.25  22216.25

--------------------------------------------------------------------------------
P-Com, Inc.                      Confidential                     Page 26 of 29

23B, Out Door Unit                      13566                           Rev.01
--------------------------------------------------------------------------------

 93       22219.75  12947.375  25894.75  23451.75  9888.375  19776.75  22219.75
 94       22223.25  12949.125  25898.25  23455.25  9890.125  19780.25  22223.25
 95       22226.75  12950.875  25901.75  23458.75  9891.875  19783.75  22226.75
 96       22230.25  12952.625  25905.25  23462.25  9893.625  19787.25  22230.25
 97       22233.75  12954.375  25908.75  23465.75  9895.375  19790.75  22233.75
 98       22237.25  12956.125  25912.25  23469.25  9897.125  19794.25  22237.25
 99       22240.75  12957.875  25915.75  23472.75  9898.875  19797.75  22240.75
100       22244.25  12959.625  25919.25  23476.25  9900.625  19801.25  22244.25
101       22247.75  12961.375  25922.75  23479.75  9902.375  19804.75  22247.75
102       22251.25  12963.125  25926.25  23483.25  9904.125  19808.25  22251.25
103       22254.75  12964.875  25929.75  23486.75  9905.875  19811.75  22254.75
104       22258.25  12966.625  25933.25  23490.25  9907.625  19815.25  22258.25
105       22261.75  12968.375  25936.75  23493.75  9909.375  19818.75  22261.75
106       22265.25  12970.125  25940.25  23497.25  9911.125  19822.25  22265.25
107       22268.75  12971.875  25943.75  23500.75  9912.875  19825.75  22268.75
108       22272.25  12973.625  25947.25  23504.25  9914.625  19829.25  22272.25
109       22275.75  12975.375  25950.75  23507.75  9916.375  19832.75  22275.75
110       22279.25  12977.125  25954.25  23511.25  9918.125  19836.25  22279.25
111       22282.75  12978.875  25957.75  23514.75  9919.875  19839.75  22282.75
112       22286.25  12980.625  25961.25  23518.25  9921.625  19843.25  22286.25
113       22289.75  12982.375  25964.75  23521.75  9923.375  19846.75  22289.75
114       22293.25  12984.125  25968.25  23525.25  9925.125  19850.25  22293.25
115       22296.75  12985.875  25971.75  23528.75  9926.875  19853.75  22296.75
116       22300.25  12987.625  25975.25  23532.25  9928.625  19857.25  22300.25
117       22303.75  12989.375  25978.75  23535.75  9930.375  19860.75  22303.75
118       22307.25  12991.125  25982.25  23539.25  9932.125  19864.25  22307.25
119       22310.75  12992.875  25985.75  23542.75  9933.875  19867.75  22310.75
120       22314.25  12994.625  25989.25  23546.25  9935.625  19871.25  22314.25
121       22317.75  12996.375  25992.75  23549.75  9937.375  19874.75  22317.75
122       22321.25  12998.125  25996.25  23553.25  9939.125  19878.25  22321.25
123       22324.75  12999.875  25999.75  23556.75  9940.875  19881.75  22324.75
124       22328.25  13001.625  26003.25  23560.25  9942.625  19885.25  22328.25
125       22331.75  13003.375  26006.75  23563.75  9944.375  19888.75  22331.75
126       22335.25  13005.125  26010.25  23567.25  9946.125  19892.25  22335.25
127       22338.75  13006.875  26013.75  23570.75  9947.875  19895.75  22338.75
128       22342.25  13008.625  26017.25  23574.25  9949.625  19899.25  22342.25

--------------------------------------------------------------------------------
P-Com, Inc.                      Confidential                     Page 27 of 29

--------------------------------------------------------------------------------
BAND 1             7MHz Plan
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Chan.       Tx         LO       LOx2     Rx Freq      LO       LOx2    Rx Freq
--------------------------------------------------------------------------------
 1       21899.50   12787.25  25574.50  23131.50   9728.25   19456.50  21899.50
 2       21906.50   12790.75  25581.50  23138.50   9731.75   19463.50  21906.50
 3       21913.50   12794.25  25588.50  23145.50   9735.25   19470.50  21913.50
 4       21920.50   12797.75  25595.50  23152.50   9738.75   19477.50  21920.50
 5       21927.50   12801.25  25602.50  23159.50   9742.25   19484.50  21927.50
 6       21934.50   12804.75  25609.50  23166.50   9745.75   19491.50  21934.50
 7       21941.50   12808.25  25616.50  23173.50   9749.25   19498.50  21941.50
 8       21948.50   12811.75  25623.50  23180.50   9752.75   19505.50  21948.50
 9       21955.50   12815.25  25630.50  23187.50   9756.25   19512.50  21955.50
 10      21962.50   12818.75  25637.50  23194.50   9759.75   19519.50  21962.50
 11      21969.50   12822.25  25644.50  23201.50   9763.25   19526.50  21969.50
 12      21976.50   12825.75  25651.50  23208.50   9766.75   19533.50  21976.50
 13      21983.50   12829.25  25658.50  23215.50   9770.25   19540.50  21983.50
 14      21990.50   12832.75  25665.50  23222.50   9773.75   19547.50  21990.50
 15      21997.50   12836.25  25672.50  23229.50   9777.25   19554.50  21997.50
 16      22004.50   12839.75  25679.50  23236.50   9780.75   19561.50  22004.50
 17      22011.50   12843.25  25686.50  23243.50   9784.25   19568.50  22011.50
 18      22018.50   12846.75  25693.50  23250.50   9787.75   19575.50  22018.50
 19      22025.50   12850.25  25700.50  23257.50   9791.25   19582.50  22025.50
 20      22032.50   12853.75  25707.50  23264.50   9794.75   19589.50  22032.50
 21      22039.50   12857.25  25714.50  23271.50   9798.25   19596.50  22039.50
 22      22046.50   12860.75  25721.50  23278.50   9801.75   19603.50  22046.50
 23      22053.50   12864.25  25728.50  23285.50   9805.25   19610.50  22053.50
 24      22060.50   12867.75  25735.50  23292.50   9808.75   19617.50  22060.50
 25      22067.50   12871.25  25742.50  23299.50   9812.25   19624.50  22067.50
 26      22074.50   12874.75  25749.50  23306.50   9815.75   19631.50  22074.50
 27      22081.50   12878.25  25756.50  23313.50   9819.25   19638.50  22081.50
 28      22088.50   12881.75  25763.50  23320.50   9822.75   19645.50  22088.50
 29      22095.50   12885.25  25770.50  23327.50   9826.25   19652.50  22095.50
 30      22102.50   12888.75  25777.50  23334.50   9829.75   19659.50  22102.50
 31      22109.50   12892.25  25784.50  23341.50   9833.25   19666.50  22109.50
 32      22116.50   12895.75  25791.50  23348.50   9836.75   19673.50  22116.50
 33      22123.50   12899.25  25798.50  23355.50   9840.25   19680.50  22123.50
 34      22130.50   12902.75  25805.50  23362.50   9843.75   19687.50  22130.50
 35      22137.50   12906.25  25812.50  23369.50   9847.25   19694.50  22137.50
 36      22144.50   12909.75  25819.50  23376.50   9850.75   19701.50  22144.50
 37      22151.50   12913.25  25826.50  23383.50   9854.25   19708.50  22151.50
 38      22158.50   12916.75  25833.50  23390.50   9857.75   19715.50  22158.50
 39      22165.50   12920.25  25840.50  23397.50   9861.25   19722.50  22165.50
 40      22172.50   12923.75  25847.50  23404.50   9864.75   19729.50  22172.50
 41      22179.50   12927.25  25854.50  23411.50   9868.25   19736.50  22179.50
 42      22186.50   12930.75  25861.50  23418.50   9871.75   19743.50  22186.50
 43      22193.50   12934.25  25868.50  23425.50   9875.25   19750.50  22193.50
 44      22200.50   12937.75  25875.50  23432.50   9878.75   19757.50  22200.50
 45      22207.50   12941.25  25882.50  23439.50   9882.25   19764.50  22207.50
 46      22214.50   12944.75  25889.50  23446.50   9885.75   19771.50  22214.50
 47      22221.50   12948.25  25896.50  23453.50   9889.25   19778.50  22221.50
 48      22228.50   12951.75  25903.50  23460.50   9892.75   19785.50  22228.50
 49      22235.50   12955.25  25910.50  23467.50   9896.25   19792.50  22235.50

--------------------------------------------------------------------------------
  50    22242.50   12958.75   25917.50  23474.50  9899.75   19799.50  22242.50
--------------------------------------------------------------------------------
  51    22249.50   12962.25   25924.50  23481.50  9903.25   19806.50  22249.50
--------------------------------------------------------------------------------
  52    22256.50   12965.75   25931.50  23488.50  9906.75   19813.50  22256.50
--------------------------------------------------------------------------------
  53    22263.50   12969.25   25938.50  23495.50  9910.25   19820.50  22263.50
--------------------------------------------------------------------------------
  54    22270.50   12972.75   25945.50  23502.50  9913.75   19827.50  22270.50
--------------------------------------------------------------------------------
  55    22277.50   12976.25   25952.50  23509.50  9917.25   19834.50  22277.50
--------------------------------------------------------------------------------
  56    22284.50   12979.75   25959.50  23516.50  9920.75   19841.50  22284.50
--------------------------------------------------------------------------------
  57    22291.50   12983.25   25966.50  23523.50  9924.25   19848.50  22291.50
--------------------------------------------------------------------------------
  58    22298.50   12986.75   25973.50  23530.50  9927.75   19855.50  22298.50
--------------------------------------------------------------------------------
  59    22305.50   12990.25   25980.50  23537.50  9931.25   19862.50  22305.50
--------------------------------------------------------------------------------
  60    22312.50   12993.75   25987.50  23544.50  9934.75   19869.50  22312.50
--------------------------------------------------------------------------------
  61    22319.50   12997.25   25994.50  23551.50  9938.25   19876.50  22319.50
--------------------------------------------------------------------------------
  62    22326.50   13000.75   26001.50  23558.50  9941.75   19883.50  22326.50
--------------------------------------------------------------------------------
  63    22333.50   13004.25   26008.50  23565.50  9945.25   19890.50  22333.50
--------------------------------------------------------------------------------
  64    22340.50   13007.75   26015.50  23572.50  9948.75   19897.50  22340.50
--------------------------------------------------------------------------------

                    Siemens Specification for 38 GHz Radios

WARNING

The information contained in this document is the exclusive property of P-Com Inc. and should not be disclosed to any third party without the written consent of P-Com.


Table of Contents

Section 1           General Specifications                       Page 2

Section 2           Digital Interface Specifications             Page 3

Section 3           Transmitter Specifications                   Page 4

Section 4           Receiver Specifications                      Page 5

Section 5           Miscellaneous Specifications                 Page 6

Section 6           Service Channel Specifications               Page 6

Section 7           Alarms Specifications                        Page 7

Section 8           Loopback Specifications                      Page 7

Section 9           Power Supply Specifications                  Page 7

Section 10          Environmental Specifications                 Page 8

Section 11          Mechanical Specifications                    Page 8

Section 12          Shock Specifications                         Page 8

Section 13          Vibration Specifications                     Page 8

Section 14          IDU to ODU Interconnect Specifications       Page 9

Section 15          Antenna Specification                        Page 9

Section 16          Protection Configuration Specification       Page 9

Section 17          EMC and Transient Specifications             Page 10

Section 18          Relaibility Specifications                   Page 10

Appendices
Appendix "A"        Input Jitter Tolerance Mark                  Page 11
Appendix "B"        Jitter Gain Mask                             Page 12
Appendix "C"        Transmit Spectrum                            Page 13
Appendix "D"        Channel Plans                                Page 14-20

The specifications listed in the following sections are the minimum or guaranteed specifications, over the environmental ranges specified, for the P-Com Tel-Link 38 E1 radio system provided to Siemens. As a minimum, the Tel-Link 38 E1 radio system compiles with prETS 300 197 November 1993. The specifications apply to both unprotected (1+0) and protected (1+1) systems except where otherwise specified.

Issue 1.1                          1

                    SIEMENS SPECIFICATION FOR 38 GHZ RADIOS

     Section 1:     General:

     Operating Frequency:                 37.0 GHz to 39.5 GHz

            ODU Bands TX:                 Band 1 [37058 - 37618] MHz
                                          Band 2 [37618 - 38178] MHz
                                          Band 3 [38318 - 38878] MHz
                                          Band 4 [38878 - 39438] MHz

            ODU Bands RX:                 Band 1 [38318 - 38878] MHz
                                          Band 2 [38878 - 39438] MHz
                                          Band 3 [37058 - 37618] MHz
                                          Band 4 [37618 - 38178] MHz

     Transmit/Receive Spacing             1260 MHz

     RF Channel Spacing:                  1E1 & 2E1 = [3.5] MHz, 4E1 = [7] MHz

     Frequency Agility:                   560 MHz

     Turning Step Size:
             Minimum                      [1.75] MHz
             1E1 & 2E1                    [1] to [160] channels per ODU band
             4E1                          [1] to [90] channels per ODU band

     Modulation Type:                     [4 FSK(IEI] systems will use [2 FSK]
                                          due to bandwidth)

     Flexibility:                         Any IDU (any capacity to be used with
                                          any ODU

     Connectors:                          Front Access IDU, [2 U] high. Rear
                                          access option
             DC Power                     2 position plug with screw terminals
             Digital 1/O (2.048 mb/s)     120 ohm DB-25 Female or 75 ohm BNC.
             IDU to ODU                   50 ohm "N" Female
             Alarms Port                  DB-25 Male
             Computer                     DB-9 Female
             EOW                          RJ-11.4 pin
             EOW Bridge                   RJ-11.5 pin
             Data Channels 1 & 2 (East)   DB-9 Female
             Data Channels 1 & 2 (West)   DB-9 Male


     Issue 1.1.                   2

                    Siemens Specification for 38 GHz Radios

Section 2:     Digital Interface:

Digital Capacity:                    Complies with CCITT G.703
                                     1 x 2.048 Mb/s
                                     2 x 2.048 Mb/s
                                     4 x 2.048 Mb/s
                                     Universal Bit Rate (1, 2, or 4 x 2.048 Mb/s selectable by P.C. software)

Digital I/O Tolerance                +/- 50 ppm

Digital I/O Connectors:              120 Ohm Balanced - DB-25 Female
                                     or 75 ohm Unbalance-BNC

Digital Line Code:                   HDB3

Alarm Indication Signal:           AIS will be inserted with the following
                                   conditions:
                                     1. Loss of signal from the Multiplexer to radio will transmit AIS to the far and over the radio link.
                                     2. Receiver failure or B.E.R. greater than 1x10-4 and less than 1x10-3 will send AIS to the receive multiplexer.
                                     AIS is adjustable, OFF, 1x10-3, or 1x10-4

AIS Delay:
   Loss of Input from multiplexer    (25) ms
   Receiver failure                  (4) ms
   Detection of 1x10-3 B.E.R.        (100) ms
   Detection of 1x10-4 B.E.R.        (500) ms

Scrambling:                          Digital signals are scrambled to ensure the
                                     radiated RF spectrum does not contain
                                     discrets spectral components as a result of repetitive patterns in the Input data stream or carrying internally generated
                                     AIS.

Input Jitter Tolerance:              per CCITT G.823/G921. See appendix "A" for
                                     mask. No errors when using a PRBS 215-1
                                     signal.

Output Jitter Tolerance:             When using a PRBS 215-1 signal:
                                     (0.09) UI p-p, (20) Hz to (100) KHz
                                     (0.09) UI p-p, (18) Kz to (100) KHz

Jitter Gain                          per CCITT G.823/G921. See appendix "B" for
                                     mask. No errors when using a PRBS 215-1
                                     signal.

Issue 1.1

                    Siemens Specification for 38 GHz Radios

Section 3:     Transmitter.

Power Output:                     (+15) dBm minimum (31.6 mW) at antenna port

Frequency Stability:
     Over Temperature:            (8) ppm
     Years 1 to 4                 (1) ppm
     Years 5 to 10                (0.5) ppm
     10 year period total         (15) ppm

Transmitter Mute:                 (50) dB when loss of lock of Modulator or
                                  Synthesizer

Attenuation Range:                (0) - (50) dB
                                  (0) - (25) db Electrical (IDU, NMS access)
                                  (0) - (25) db Mechanical (in ODU)

Immediate Frequency:              (408.33) MHz

Composite Data Rate:
     1 x 2.048 Mb/s                (2.57) Mb/s
     2 x 2.048 Mb/s                (5.13) Mb/s
     4 x 2.048 Mb/s                (10.25) Mb/s

Occupied Bandwidth:
     1 x 2.048 Mb/s                (2.65) MHz (using level FSK modulation)
     2 x 2.048 Mb/s                (2.65) MHz
     4 x 2.048 Mb/s                (5.30) MHz

Spectrum Efficiency:
     1 x 2.048 Mb/s                (0.97) bit/sec/Hz
                                          (using level FSK modulation)
     2 x 2.048 Mb/s                (1.94) bit/sec/Hz
     4 x 2.048 Mb/s                (1.94) bit/sec/Hz

TX Spurious Emissions:
     30 MHZ to 21.2 GHz            (-90) dBW
     21.2 GHz to 66 GHz            (-60) dBW
     66 GHz to 80 GHz              (-60) dBW

TX Spectrum Mask:                 Refer to Appendix "C"

Issue 1.1                              4

                    Siemens Specification for 38 GHz Radios

Section 4:     Receiver:

Type:                              Dual Conversion

Intermediate Frequencies"          2415MHz & 140MHz

Noise Figure:                      13dB

-RX Noise Bandwidth:
     1 x 2.048 Mb/s                3.08MHz
     2 x 2.048 Mb/s                3.08MHz
     4 x 2.048 Mb/s                6.15MHz

Maximum RSL for 1x10-6 B.E.R.      -15 dBm

Maximum RSL for 1x10-3 B.E.R.      -13 dBm

Receiver Sensitivity, Dynamic Range, and System Gain specifications reflect 2 FSK modulation for 1 x 2 Mb/s systems, while 2 x 2 Mb/s and 4 x 2 Mb/s specifications reflect 4 FSK modulation.

Sensitivity for 1x10-6 B.E.R.      with F.E.C.
     1 x 2.048 Mb/s                -81dBm
     2 x 2.048 Mb/s                -78dBm
     4 x 2.048 Mb/s                -75dBm

Dynamic Range for 1x10-6 B.E.R.    with F.E.C.
     1 x 2.048 Mb/s                66dB
     2 x 2.048 Mb/s                63dB
     4 x 2.048 Mb/s                60dB

System Gain for 1x10-6 B.E.R.      with F.E.C.
     1 x 2.048 Mb/s                96dB
     2 x 2.048 Mb/s                93dB
     4 x 2.048 Mb/s                90dB

Sensitivity for 1x10-3 B.E.R.      with F.E.C.
     1 x 2.048 Mb/s                -83dBm
     2 x 2.048 Mb/s                -80dBm
     4 x 2.048 Mb/s                -77dBm

Dynamic Range for 1x10-3 B.E.R.    with F.E.C.
     1 x 2.048 Mb/s                70dB
     2 x 2.048 Mb/s                67dB
     4 x 2.048 Mb/s                64dB

System Gain for 1x10-3 B.E.R.      with F.E.C.
     1 x 2.048 Mb/s                98dB
     2 x 2.048 Mb/s                95dB
     4 x 2.048 Mb/s                92dB

RX Spurious Emissions:
       30 MHz to 21.2 GHz          -90dBW
     21.2 GHz to 66 GHz            -60dBW
       66 GHz to 80 GHz            -60dBW

Unfaded B.E.R.                     1x10 - 10

Issue 1.1.                             5

                    Siemens Specification for 38 GHz Radios

Section 5:     Miscellaneous:

Co-Channel Interference:           21dB for one decade B.E.R. degradation
                                   referenced to 1x10-6 B.E.R. threshold. This applies to all bit rates.

Adjacent Channel Interference:     For one decade B.E.R. degradation referenced
                                   to 1x10-6 B.E.R. threshold, using a
                                   modulated carrier similar to the wanted RX signal.

     1 x 2.048 Mb/s                0dB with a 3.5 MHz separation
     2 x 2.048 Mb/s                0dB with a 3.5 MHz separation
     4 x 2.048 Mb/s                0dB with a 7 MHz separation

Forward Error Correction:          Standard Feature, Reed-Solomon Type,
                                   corrects five bytes per frame.

Link ID's                          1 - 100. Eliminates the possibility of an
                                   unwanted transmitter locking up a wanted receiver in densely populated areas of radios.

Section 6:  Service Channels:

Number of Service Channels:        Three
                                   One EOW (Engineering Orderwire) - Optional
                                   One Data Channel
                                   One NMS Channel - equipped as a second data channel

Service Channel #1                 EOW (Engineering Orderwire) - Optional
     Type:                         Analog
     Impedance:                    600 ohms Balanced
     Coding Scheme:                A-Law PCM
     Frequency Response:           300-3400 Hz
     Bridge Input Level:           -14dBm to +1 dBm adjustable through keypad
     Bridge Output Level:          -11dBm to +4 dBm adjustable through keypad
     Signalling:                   E&M type-E head to ground. "Call" button on
                                   front panel of IDU.
     I/O Connector                 RJ-11, 4 pin modular
     Bridge:                       2 way- 4 wire balance bridge
     Bridge connector:             RJ-45, 8 pin modular

Service Channel #2                 Digital Data Channel
     Type:                         Digital
     Mode:                         Asynchronous
     Interface:                    RS-232C, RS-422/RS-423
     Speed:                        0-9600 bit/s
     I/O Connector                 DB-9

Service Channel #3                 NMS Channel or Digital Data Channel #2
     Type:                         Digital
     Mode:                         Asynchronous
     Interface:                    R8-232C, RS-422/RS-423
     Speed:                        0-9600 bit/s
     I/O Connector                 DB-9


*    7MHz separation guaranteed
     35MHz separation to be tested before confirmation

Issue 1.1.                             6

                    Siemens Specification for 38 GHz Radios


Section 7:     Alarms:

Front Panel Indicators:

   On-Line LED                            Green indicates power is applied to
                                          unit.
   IDU LED                                Green indicates normal. Flashes or
                                          solid red in alarm.
   ODU LED                                Green indicates normal. Flashes or
                                          solid red in alarm.
   CBL (Cable) LED                        Green indicates normal. Red when cable
                                          short or open.
   RMT (Remote) LED                       Green indicates normal. Flashes or
                                          solid yellow when far end terminal is
                                          not in normal operation.

External Alarms:                          Up to eight external alarms can be
                                          used per IDU for site alarms such as
                                          Open door, Temperature, A/C Fail, etc.

Alarm Relays:                             Five form "C" relays. These alarm
                                          relays can be "mapped" using the
                                          optional P.C. software.

Transmit Mute:                            The alarms that will cause the
                                          transmitter to mute are:
                                          Modulator
                                          LO/Synthesizer

Time Delay for TX Mute:
   Alarm recognition to Tx Mute:          less than 10 milliseconds
   Alarm Clearing to Tx Output Restoral:  2 seconds

Resulting Power Reduction:                50 dB


Section 8:     Loopbacks:                 Three types of loopbacks are offered:

   IDU Loopback:                          Loops the aggregate date before the
                                          "N" connector of the IDU. Tests all
                                          circuits in the IDU for operation. An
                                          external BERT set is needed to test
                                          for error performance. Traffic
                                          effecting on all tributaries.

   ODU Loopback:                   Used only with the Loopback Test Translator
                                   (LBT) to allow testing of an entire
                                   terminal. The LBT consists of a mixer and a 1280 MHz oscillator.

   Link Loopback:                  Loops the far end tributary at the line
                                   driver and returns the E1 signal to the
                                   local end. Affects only the tributary
                                   selected. An external BERT set is needed to perform error rate tests.

Issue 1.1.                             7

                    Siemens Specification for 38 GHz Radios


Section 9:     Power Supply:

Input Voltage:
     Standard:                          -48 VDC
     Range:                             -38.4 VDC to -62.4 VDC
     Optional:                          +24/-24 VDC. (-20%, +30%)

Power Consumption:                      50 watts includes service channel
                                         options installed

Section 10:    Environmental:

Temperature Range-Operational
     Outdoor Unit                           -30 degrees C to +60 degrees C
     Indoor Unit                            -10 degrees C to +55 degrees C

Temperature Range-Storage:                  -40 degrees C to +70 degrees C for
                                            both IDU and ODU
Relative Humidity:
     Outdoor Unit:                          up to 100% for all weather operation
     Indoor Unit                            95% at +55 degrees C

Attitude:                                   4,500 meters (15,000 feet)


Section 11:    Mechanical:

Dimensions:
     Outdoor Unit                           250 mm dia x 200 mm depth (10" dia
                                            x 8" depth)
     Indoor Unit                            89 mm H, x 483 mm W, x 267 mm D
                                            (3.5" H, x 19" W x 10.5" D)
                                            44 mm H version different from
                                            89 mm H version
Specification Listed on Attachment
Weight:
     Outdoor Unit                           4.5 kg (10 lbs)
     Indoor Unit                            3.5 kg (8 lbs)

Section 12:    Shock:                   per ETS 300 019-1-3
     IDU:                                   5g Operational, 10g Survival
     ODU:                                   5g Operational, 10g Survival

Section 13:    Vibration:                   per ETS 300 019-1-3
     IDU:                                   0.25g random, 5Hz to 200 Hz
                                            Operational
                                            0.5g random, 5Hz to 200 Hz Survival

     ODU                                    O.9g ramdon, 5Hz to 500 Hz
                                            Operational
                                            2.4g random, 5Hz to 500 Hz Survival
Issue 1.1.

                    Siemens Specification for 38 GHz Radios

Section 14:    IDU to ODU Interconnection:

Number of Cables:                       One
Type:                                   RG-8/U - Belden 9913 or equivalent
Impedance:                              50 ohms unbalanced
Maximum Distance:                       300 meters
IDU Connector Type:                     "N" type Female
ODU Connector Type:                     "N" type Female
Cable Length Criteria:
     DC Resistance:                4 ohms
     AC Resistance:                27 dB at 408.33MHz for 300 meter run
     Shielding                          100%
Signals on Interconnect Cable:          Frequency           Level
     TX IF                              408.33MHz           +13 dBm +/- 2dB
     RX IF                              140MHz              -25 to -5 dBm
     Telemetry, TX                      10MHz                0 dBm nominal
     Telemetry, RX                      18MHz               -20 to 0 dBm
     Power                              DC                  -48 VDC @ 1 amp max

Section 15:    Antenna Specification.

Frequency Band:                         37.0 - 39.5 GHz
Diameter:                               30 cm          60cm
Gain, min                               37.5dBl        44dBl
Radiation Pattern:                      As per ETS 300 197 Figure 2. Type 2C
3 dB beamwidth:                         0.8 degrees    1.6 degrees

Section 16:    Protected Configuration (1+1) Specifications.

Number of tributaries:                  Up to four

Impedance:                              120 ohm balanced
                                        or 75 ohm unbalanced

PSS Indicators:                         "A" On Line, "B" On Line

PSS Manual Switch:                      "A" On Line, "B" On Line, Auto

Switching Type:                         Combined Tx and Rx.

RF Branching losses:
     Dual antenna system                None

     Single antenna system:
               Equal loss splitter:     Main *dB, Standby *dB
               Unequal loss splitter:   Main *dB, Standby *dB

Total switching time:                   0.5 SCC

Muting Level:                           50 dB from operational

Mechanical Dimension                    1 RU Weight


Issue 1.1.                             9

Siemens Specification for 38 GHz Radios


Section 17:    EMC and Transient Specifications.

Conducted Emissions:          150KHz-30MHz, average peak
                              CISPR-22

Radiated Emissions:           30MHz-1GHz, 3m and 10m ranges
                              EN55022
                              DIN VDE 0876

Conducted Immunity:           IEC 801-2 ESD

Radiated Immunity:            IEC 801-3

Lightning Protection:         IEC 801-5 Class 2 & 4 with optional arrestors.


Section 18:    Reliability Specifications.

IDU MTBF:                     177,355 hours (20.25 years)

ODU MTBF:                     105,233 hours (12.0 years)

Calculated using MIL-HDBK-217 Rev F


Issue 1.1.                            10

                    Siemens Specification for 38 GHz Radios


Input Jitter Tolerance Mask
Appendix "A"

                             [GRAPH APPEARS HERE]

     ---------------------------------------------
            E1 Jitter Tolerance Mask
             CCITT G.823 (Above Curve = In Spec)
                      Corner Points:
                   --------------------
                   1Hz           2.9 UI
                   20            1.5
                   2.4K          1.5
                   18K            .2
                   100K           .2
     =============================================

                                Frequency (Hz)

Issue 1.0.                            10 bis

                    Siemens Specification for 38 GHz Radios


Appendix

                             [GRAPH APPEARS HERE]

                -------------------------------------------------
                     E1 Jitter Transfer Mask
                      CCITT G.823I1.431 (Below Curve = In Spec)
                               Corner Points:
                            --------------------
                            1Hz          +0.5 dB
                            40           +0.5
                            400         - 19.5
                            15K         - 19.5
                =================================================

                                Frequency (Hz)


Issue 1.0.                            11

                    Siemens Specification for 38 GHz Radios


Appendix "C"

Transmit Spectrum Mask

per BAPT 211 ZV 12/38 GHz


Issue 1.0                             12

Spectral shape for 7MHz channel spacing

         [Spectral power-density/(dB) normalized to the maximum value]

                             [GRAPH APPEARS HERE]

                        ------------------------------
                             0.0 MHz          0 dB
                        ------------------------------
                          +/-3.3 MHz          0 dB
                        ------------------------------
                          +/-6.1 MHz        -25 dB
                        ------------------------------
                          +/-6.8 MHz        -25 dB
                        ------------------------------
                         +/-12.8 MHz        -45 dB
                        ------------------------------
                         +/-20.0 MHz        -45 dB
                        ------------------------------

                            Edition: September 1993

Spectral shape for 7MHz channel spacing (3,5MHz-channel-width, co-channel operation)

         Spectral power-density/(dB) normalized to the maximum value)

                             [GRAPH APPEARS HERE]


                      ----------------------------------
                                0 MHz           0 dB
                      ----------------------------------
                          +/-1.65 MHz           0 dB
                      ----------------------------------
                          +/-3.05 MHz         -25 dB
                      ----------------------------------
                          +/-3.40 MHz         -25 dB
                      ----------------------------------
                          +/-6.40 MHz         -45 dB
                      ----------------------------------
                         +/-10.00 MHz         -45 dB
                      ----------------------------------

                         Edition: September 1993

                    Siemens Specification for 38 GHz Radios

Appendix "D"

38 GHz Channel Plans

              38 GHz E1 Channel Plan, 3.5 MHz Spacing, Band 2 ODU

     3.5 MHz Channel, 1260 T/A               3.5 MHz Channel, 1260 T/A                3.5 MHz Channel, 1260 T/A
CH # TX Frequency   AX Frequency         CH # TX Frequency   AX Frequency         CH # TX Frequency   AX Frequency
1    37620.75       38879.75             41     37759.75      39019.75            81    37899.75       39159.75
2    37623.25       38883.25             42     37763.25      39023.25            82    37903.25       39163.25
3    37626.75       38886.75             43     37766.75      39026.75            83    37906.75       39166.75
4    37630.25       38890.25             44     37770.25      39030.25            84    37910.25       39170.25
5    37633.75       38893.75             45     37773.75      39033.75            85    37913.75       39173.75
6    37637.25       38897.25             46     37777.25      39037.25            86    37917.25       39177.25
7    37640.75       38900.75             47     37780.75      39040.75            87    37920.75       39180.75
8    37644.25       38904.25             48     37784.25      39044.25            88    37924.25       39184.25
9    37647.75       38907.75             49     37787.75      39047.75            89    37927.75       39187.75
10   37651.25       38911.25             50     37791.25      39051.25            90    37931.25       39191.25
11   37654.75       38914.75             51     37794.75      39054.75            91    37934.75       39194.75
12   37658.25       38918.25             52     37798.25      39058.25            92    37938.25       39198.25
13   37661.75       38921.75             53     37801.75      39061.75            93    37941.75       39201.75
14   37665.25       38925.25             54     37805.25      39065.25            94    37945.25       39205.25
15   37668.75       38928.75             55     37808.75      39068.75            95    37948.75       39208.75
16   37672.25       38932.25             56     37812.25      39072.25            96    37952.25       39212.25
17   37675.75       38935.75             57     37815.75      39075.75            97    37955.75       39215.75
18   37679.25       38939.25             58     37819.25      39079.25            98    37959.25       39219.25
19   37682.75       38942.75             59     37822.75      39082.75            99    37962.75       39222.75
20   37686.25       38946.25             60     37826.25      39086.25            100   37966.25       39226.25
21   37689.75       38949.75             61     37829.75      39089.75            101   37969.75       39229.75
22   37693.25       38953.25             62     37833.25      39093.25            102   37973.25       39233.25
23   37696.75       38956.75             63     37836.75      39096.75            103   37976.75       39236.75
24   37700.25       38960.25             64     37840.25      39100.25            104   37980.25       39240.25
25   37703.75       38963.75             65     37843.75      39103.75            105   37983.75       39243.75
26   37707.25       38967.25             66     37847.25      39107.25            106   37987.25       39247.25
27   37710.75       38970.75             67     37850.75      39110.75            107   37990.75       39250.75
28   37714.25       38974.25             68     37854.25      39114.25            108   37994.25       39254.25
29   37717.75       38977.75             69     37857.75      39117.75            109   37997.75       39257.75
30   37721.25       38981.25             70     37861.25      39121.25            110   38001.25       39261.25
31   37724.75       38984.75             71     37864.75      39124.75            111   38004.75       39264.75
32   37728.25       38988.25             72     37868.25      39128.25            112   38008.25       39268.25
33   37731.75       38991.75             73     37871.75      39131.75            113   38011.75       39271.75
34   37735.25       38995.25             74     37875.25      39135.25            114   38015.25       39275.25
35   37738.75       38998.75             75     37878.75      39138.75            115   38018.75       39278.75
36   37742.25       39002.25             76     37882.25      39142.25            116   38022.25       39282.25
37   37745.75       39005.75             77     37885.75      39145.75            117   38025.75       39285.75
38   37749.25       39009.25             78     37889.25      39149.25            118   38029.25       39289.25
39   37752.75       39012.75             79     37892.75      39152.75            119   38032.75       39292.75
40   37756.25       39016.25             80     37896.25      39156.25            120   38036.25       39296.25

     3.5 MHz Channel, 1260 T/A
CH # TX Frequency   AX Frequency
121   38039.75       39299.75
122   38043.25       39303.25
123   38046.75       39306.75
124   38050.25       39310.25
125   38053.75       39313.75
126   38057.25       39317.25
127   38060.75       39320.75
128   38064.25       39324.25
129   38067.75       39327.75
130   38071.25       39331.25
131   38074.75       39334.75
132   38078.25       39338.25
133   38081.75       39341.75
134   38085.25       39345.25
135   38088.75       39348.75
136   38092.25       39352.25
137   38095.75       39355.75
138   38099.25       39359.25
139   38102.75       39362.75
140   38106.25       39366.25
141   38109.75       39369.75
142   38113.25       39373.25
143   38116.75       39376.75
144   38120.25       39380.25
145   38123.75       39383.75
146   38127.25       39387.25
147   38130.75       39390.75
148   38134.25       39394.25
149   38137.75       39397.75
150   38141.25       39401.25
151   38144.75       39404.75
152   38148.25       39408.25
153   38151.75       39411.75
154   38155.25       39415.25
155   38158.75       39418.75
156   38162.25       39422.25
157   38165.75       39425.75
158   38169.25       39429.25
159   38172.75       39432.75
160   38176.25       39436.25

              38 GHz E1 Channel Plan, 3.5 MHz Spacing, Band 4 ODU

-------------------------------- -------------------------------- -------------------------------- ---------------------------------
     3.5 MHz Channel, 1260 T/A        3.5 MHz Channel, 1260 T/A        3.5 MHz Channel, 1260 T/A        3.5 MHz Channel, 1260 T/A
CH#  TX Frequency  RX Frequency  CH#  TX Frequency  RX Frequency  CH#  TX Frequency  RX Frequency   CH#  TX Frequency  RX Frequency
-------------------------------- -------------------------------- -------------------------------- ---------------------------------
1    38879.75     37619.75       41   39019.75     37759.75       81   39159.75     37899.75       121  39299.75     38039.75
2    38883.25     37623.25       42   39023.25     37763.25       82   39163.25     37903.25       122  39303.25     38043.25
3    38886.75     37626.75       43   39026.75     37766.75       83   39166.75     37906.75       123  39306.75     38046.75
4    38890.25     37630.25       44   39030.25     37770.25       84   39170.25     37910.25       124  39310.25     38050.25
5    38893.75     37633.75       45   39033.75     37773.75       85   39173.75     37913.75       125  39313.75     38053.75
6    38897.25     37637.25       46   39037.25     37777.25       86   39177.25     37917.25       126  39317.25     38057.25
7    38900.75     37640.75       47   39040.75     37780.75       87   39180.75     37920.75       127  39320.75     38060.75
8    38904.25     37644.25       48   39044.25     37784.25       88   39184.25     37924.25       128  39324.25     38064.25
9    38907.75     37647.75       49   39047.75     37787.75       89   39187.75     37927.75       129  39327.75     38067.75
10   38911.25     37651.25       50   39051.25     37791.25       90   39191.25     37931.25       130  39331.25     38071.25
11   38914.75     37654.75       51   39054.75     37794.75       91   39194.75     37934.75       131  39334.75     38074.75
12   38918.25     37658.25       52   39058.25     37798.25       92   39198.25     37938.25       132  39338.25     38078.25
13   38921.75     37661.75       53   39061.75     37801.75       93   39201.75     37941.75       133  39341.75     38081.75
14   38925.25     37665.25       54   39065.25     37805.25       94   39205.25     37945.25       134  39345.25     38085.25
15   38928.75     37668.75       55   39068.75     37808.75       95   39208.75     37948.75       135  39348.75     38088.75
16   38932.25     37672.25       56   39072.25     37812.25       96   39212.25     37952.25       136  39352.25     38092.25
17   38935.75     37675.75       57   39075.75     37815.75       97   39215.75     37955.75       137  39355.75     38095.75
18   38939.25     37679.25       58   39079.25     37819.25       98   39219.25     37959.25       138  39359.25     38099.25
19   38942.75     37682.75       59   39082.75     37822.75       99   39222.75     37962.75       139  39362.75     38102.75
20   38946.25     37686.25       60   39086.25     37826.25       100  39226.25     37966.25       140  39366.25     38106.25
21   38949.75     37689.75       61   39089.75     37829.75       101  39229.75     37969.75       141  39369.75     38109.75
22   38953.25     37693.25       62   39093.25     37833.25       102  39233.25     37973.25       142  39373.25     38113.25
23   38956.75     37696.75       63   39096.75     37836.75       103  39236.75     37976.75       143  39376.75     38116.75
24   38960.25     37700.25       64   39100.25     37640.25       104  39240.25     37980.25       144  39380.25     38120.25
25   38963.75     37703.75       65   39103.75     37843.75       105  39243.75     37983.75       145  39383.75     38123.75
26   38967.25     37707.25       66   39107.25     37847.25       106  39247.25     37987.25       146  39387.25     38127.25
27   38970.75     37710.75       67   39110.75     37850.75       107  39250.75     37990.75       147  39390.75     38130.75
28   38974.25     37714.25       68   39114.25     37854.25       108  39254.25     37994.25       148  39394.25     38134.25
29   38977.75     37717.75       69   39117.75     37857.75       109  39257.75     37997.75       149  39397.75     38137.75
30   38981.25     37721.25       70   39121.25     37861.25       110  39261.25     38001.25       150  39401.25     38141.25
31   38984.75     37724.75       71   39124.75     37864.75       111  39264.75     38004.75       151  39404.75     38144.75
32   38988.25     37728.25       72   39128.25     37868.25       112  39268.25     38008.25       152  39408.25     38148.25
33   38991.75     37731.75       73   39131.75     37871.75       113  39271.75     38011.75       153  39411.75     38151.75
34   38995.25     37735.25       74   39135.25     37875.25       114  39275.25     38015.25       154  39415.25     38155.25
35   38998.75     37738.75       75   39138.75     37878.75       115  39278.75     38018.75       155  39418.75     38158.75
36   39002.25     37742.25       76   39142.25     37882.25       116  39282.25     38022.25       156  39422.25     38162.25
37   39005.75     37745.75       77   39145.75     37885.75       117  39285.75     38025.75       157  39425.75     38165.75
38   39009.25     37749.25       78   39149.25     37889.25       118  39289.25     30029.25       158  39429.25     38169.25
39   39012.75     37752.75       79   39152.75     37892.75       119  39292.75     30032.75       159  39432.75     38172.75
40   39016.25     37756.25       80   39156.25     37896.25       120  39296.25     38036.25       160  39436.25     38176.25

                38 GHz E1 Channel Plan MHz Spacing, Band 2 ODU

---------------------------------------------
         7 MHz Channel. 1260 T/R
   CH #    TX Frequency    RX Frequency
---------------------------------------------
    1        37621.50        38881.50
---------------------------------------------
    2        37628.50        38888.50
---------------------------------------------
    3        37635.50        38895.50
---------------------------------------------
    4        37642.50        38902.50
---------------------------------------------
    5        37649.50        38909.50
---------------------------------------------
    6        37656.50        38916.50
---------------------------------------------
    7        37663.50        38923.50
---------------------------------------------
    8        37670.50        38930.50
---------------------------------------------
    9        37677.50        38937.50
---------------------------------------------
    10       37684.50        38944.50
---------------------------------------------
    11       37691.50        38951.50
---------------------------------------------
    12       37698.50        38958.50
---------------------------------------------
    13       37705.50        38965.50
---------------------------------------------
    14       37712.50        38972.50
---------------------------------------------
    15       37719.50        38979.50
---------------------------------------------
    16       37726.50        38986.50
---------------------------------------------
    17       37733.50        38993.50
---------------------------------------------
    18       37740.50        39000.50
---------------------------------------------
    19       37747.50        39007.50
---------------------------------------------
    20       37754.50        39014.50
---------------------------------------------
    21       37761.50        39021.50
---------------------------------------------
    22       37768.50        39028.50
---------------------------------------------
    23       37775.50        39035.50
---------------------------------------------
    24       37782.50        39042.50
---------------------------------------------
    25       37789.50        39049.50
---------------------------------------------
    26       37796.50        39056.50
---------------------------------------------
    27       37803.50        39063.50
---------------------------------------------
    28       37810.50        39070.50
---------------------------------------------
    29       37817.50        39077.50
---------------------------------------------
    30       37824.50        39084.50
---------------------------------------------
    31       37831.50        39091.50
---------------------------------------------
    32       37838.50        39098.50
---------------------------------------------
    33       37845.50        39105.50
---------------------------------------------
    34       37852.50        39112.50
---------------------------------------------
    35       37859.50        39119.50
---------------------------------------------
    36       37866.50        39125.50
---------------------------------------------
    37       37873.50        39133.50
---------------------------------------------
    38       37880.50        39140.50
---------------------------------------------
    39       37887.50        39147.50
---------------------------------------------
    40       37894.50        39154.50
---------------------------------------------
    41       37901.50        39161.50
---------------------------------------------
    42       37908.50        39168.50
---------------------------------------------
    43       37915.50        39175.50
---------------------------------------------
    44       37922.50        39182.50
---------------------------------------------
    45       37929.50        39189.50
---------------------------------------------
    46       37936.50        39196.50
---------------------------------------------
    47       37943.50        39203.50
---------------------------------------------
    48       37950.50        39210.50
---------------------------------------------
    49       37957.50        39217.50
---------------------------------------------
    50       37964.50        39224.50
---------------------------------------------
    51       37971.50        39231.50
---------------------------------------------
    52       37978.50        39238.50
---------------------------------------------
    53       37985.50        39245.50
---------------------------------------------
    54       37992.50        39252.50
---------------------------------------------
    55       37999.50        39259.50
---------------------------------------------
    56       38006.50        39266.50
---------------------------------------------
    57       38013.50        39273.50
---------------------------------------------
    58       38020.50        39280.50
---------------------------------------------
    59       38027.50        39287.50
---------------------------------------------
    60       38034.50        39294.50
---------------------------------------------
    61       38041.50        39301.50
---------------------------------------------
    62       38048.50        39308.50
---------------------------------------------
    63       38055.50        39315.50
---------------------------------------------
    64       38062.50        39322.50
---------------------------------------------
    65       38069.50        39329.50
---------------------------------------------
    66       38076.50        39335.50
---------------------------------------------
    67       38083.50        39348.50
---------------------------------------------
    68       38090.50        39350.50
---------------------------------------------
    69       38097.50        39357.50
---------------------------------------------
    70       38104.50        39364.50
---------------------------------------------
    71       38111.50        39371.50
---------------------------------------------
    72       38118.50        39378.50
---------------------------------------------
    73       38125.50        39385.50
---------------------------------------------
    74       38132.50        39392.50
---------------------------------------------
    75       38139.50        39399.50
---------------------------------------------
    76       38146.50        39406.50
---------------------------------------------
    77       38153.50        39413.50
---------------------------------------------
    78       38160.50        39420.50
---------------------------------------------
    79       38167.50        39427.50
---------------------------------------------
    80       38174.50        39434.50
---------------------------------------------

                38 GHz E1 Channel Plan MHz Spacing, Band 4 ODU

--------------------------------------
          7 MHz Channel, 1260 T/R
CH #      TX Frequency   RX Frequency
--------------------------------------
1          38881.50       37621.50
--------------------------------------
2          38888.50       37628.50
--------------------------------------
3          38895.50       37635.50
--------------------------------------
4          38902.50       37642.50
--------------------------------------
5          38909.50       37649.50
--------------------------------------
6          38916.50       37656.50
--------------------------------------
7          38923.50       37663.50
--------------------------------------
8          38930.50       37670.50
--------------------------------------
9          38937.50       37677.50
--------------------------------------
10         38944.50       37684.50
--------------------------------------
11         38951.50       37691.50
--------------------------------------
12         38958.50       37698.50
--------------------------------------
13         38965.50       37705.50
--------------------------------------
14         38972.50       37712.50
--------------------------------------
15         38979.50       37719.50
--------------------------------------
16         38986.50       37726.50
--------------------------------------
17         38993.50       37733.50
--------------------------------------
18         39000.50       37740.50
--------------------------------------
19         39007.50       37747.50
--------------------------------------
20         39014.50       37754.50
--------------------------------------
21         39021.50       37761.50
--------------------------------------
22         39028.50       37768.50
--------------------------------------
23         39035.50       37775.50
--------------------------------------
24         39042.50       37782.50
--------------------------------------
25         39049.50       37789.50
--------------------------------------
26         39056.50       37796.50
--------------------------------------
27         39063.50       37803.50
--------------------------------------
28         39070.50       37810.50
--------------------------------------
29         39077.50       37817.50
--------------------------------------
30         39084.50       37824.50
--------------------------------------
31         39091.50       37831.50
--------------------------------------
32         39098.50       37838.50
--------------------------------------
33         39105.50       37845.50
--------------------------------------
34         39112.50       37852.50
--------------------------------------
35         39119.50       37859.50
--------------------------------------
36         39126.50       37866.50
--------------------------------------
37         39133.50       37873.50
--------------------------------------
38         39140.50       37880.50
--------------------------------------
39         39147.50       37887.50
--------------------------------------
40         39154.50       37894.50
--------------------------------------
41         39161.50       37901.50
--------------------------------------
42         39168.50       37980.50
--------------------------------------
43         39175.50       37915.50
--------------------------------------
44         39182.50       37922.50
--------------------------------------
45         39189.50       37929.50
--------------------------------------
46         39196.50       37936.50
--------------------------------------
47         39203.50       37943.50
--------------------------------------
48         39210.50       37950.50
--------------------------------------
49         39217.50       37957.50
--------------------------------------
50         39224.50       37964.50
--------------------------------------
51         39231.50       37971.50
--------------------------------------
52         39238.50       37978.50
--------------------------------------
53         39245.50       37985.50
--------------------------------------
54         39252.50       37992.50
--------------------------------------
55         39259.50       37999.50
--------------------------------------
56         39266.50       38006.50
--------------------------------------
57         39273.50       38013.50
--------------------------------------
58         39280.50       38020.50
--------------------------------------
59         39287.50       38027.50
--------------------------------------
60         39204.50       38034.50
--------------------------------------
61         39301.50       38041.50
--------------------------------------
62         39308.50       38048.50
--------------------------------------
63         39315.50       38055.50
--------------------------------------
64         39322.50       38062.50
--------------------------------------
65         39329.50       38069.50
--------------------------------------
66         39336.50       38076.50
--------------------------------------
67         39343.50       38083.50
--------------------------------------
68         39350.50       38090.50
--------------------------------------
69         39357.50       38097.50
--------------------------------------
70         39364.50       38104.50
--------------------------------------
71         39371.50       38111.50
--------------------------------------
72         39378.50       38118.50
--------------------------------------
73         39385.50       38125.50
--------------------------------------
74         39392.50       38132.50
--------------------------------------
75         39399.50       38139.50
--------------------------------------
76         39400.50       38140.50
--------------------------------------
77         39413.50       38153.50
--------------------------------------
78         39420.50       38160.50
--------------------------------------
79         39427.50       38167.50
--------------------------------------
80         39434.50       38174.50
--------------------------------------

                      [LETTERHEAD OF P-COM APPEARS HERE]



     Link Manager Features:

The control product is a PC based (Windows) program. Either local site or remote site terminal can be controlled and monitored by the software. The software will provide the following functionality:

1.  Channel Control
2.  Link ID
3.  Transmit Power Set
4.  Transmitter Mute
5.  Bit Rate Selection (1x2, 2x2, 4x2)
6.  AGC Level Display
7.  B.E.R. Performance Display
8.  Loopback Set and Test:
       a) IDU Loopback
       b) ODU Loopback (requires external equipment)
       c) Link Loop (per line)
       d) Local Loop (per line)
       e) Link Test (per line)
9.  Enable/Invert Line Alarming
10. Configure B.E.R. Triggered AIS
11. Display ODU Band
12. Set T/R Address
12. Alarms display, and alarm history display of:
       a) B.E.R. alarm
       b) Cable Solid alarm
       c) Cable Open alarm
       d) Cable Short alarm
       e) Configuration alarm
       f) External Input
       g) IDU Solid alarm
       h) Line alarm (AIS, LOS, USD) USD = Unexpected Signal Detected
       i) Loopback condition
       j) ODU Solid alarm
       k) Peer Channel alarm
       l) Receive Mute
       m) Remote alarm
       n) Telemetry alarm
       o) Transmit Mute alarm
       p) Clock Recovery alarm
14. Clear Alarm History

                                 ATTACHMENT 2

                               QUALITY ASSURANCE

                                 ATTACHMENT 2

                              __________________


                               QUALITY ASSURANCE



1.  SCOPE

To evaluate the supplier Q.A. System and the quality requirements for the "Product Family".

2.  SUPPLIER EVALUATION

The supplier evaluation is carried out through the questionnaire 018-004/21 PQ, to be filled up by the supplier and delivered to Siemens.
Siemens reserves the right to perform quality audits based on the questionnaire and/or the supplier Quality Assurance Plan.

3.  Q.A. PRODUCT REQUIREMENTS

Each product will be defined by a detailed technical specification (see attachment 1 to this Agreement).
Besides the specific mechanical and electrical parameters therein contained, the following general requirements shall be met:

REQUIREMENTS

3.1    Environmental conditions

3.1.1  Storage

       Weatherprotected, not temperature controlled storage location. According to ETS 300 019-1-1 class 1.2 and ETS 300019-2-1 test specification T 1.2

3.1.2  Transportation

       Public transportation According to ETS 300 019-1-2 class 2.3 and ETS 300019-2-2 test specification T 2.3

SUPPLIER'S COMMENTS

3.1.1  storage IAW Technical specifications currently in your possession.

3.1.2 To date, P-COM equipment[ has not been evaluated for compliance to referenced specifications.]**

REQUIREMENTS

3.1.3   In use

3.1.3.1 Indoor locations

        Partly temperature controlled locations (customers premises). According to ETS 300-1-3 and to ETS 019-2-3 test specification T 3.2.

3.1.3.2 Outdoor locations

        Non weatherprotected locations.
        According to ETS 300 019-14 class 4.1E and to ETS 300 019-2-4 test specification T 4.1E.

3.2     Documents control

        The supplier shall provide a list of units and sub-assemblies with their part-number and their issue.

        Any design change shall result in a change of the issue; a description of the new issue shall be provided and the compatibility with the previously delivered units shall be guaranteed.

3.3     Components control

        High quality components shall be used; their qualification shall be carried out through a dedicated procedure. Siemens reserves the right to require the list of component used, their qualification procedure and test results.

3.4     Workmanship requirements

        The supplier shall have documented workmanship standards, suitable for the used technology. Repairs also shall be considered.

SUPPLIER'S COMMENTS

3.1.3.1 Indoor use IAW Technical specification currently in your possession

3.1.3.2 Outdoor use IAW Technical specification currently in your possession.

3.2 The control, approval, issue, all changes to P-COM documents is accomplished in accordance with P-COM QAP 4.5 document control.

3.3 The selection and qualification of all products is accomplished in accordance with P-COM QAP 4.4 Design control

3.4     Workmanship standard for all P-COM products is IPC-A-610.

        Repairs are accomplished in accordance with IPC-R-700 as directed by P-COM Material Review Board (MRB)

REQUIREMENTS

3.5  Final test documentation and declaration of conformity

     For each delivered product a declaration of conformity according to EN 45014 shall be provided.

     Moreover each product shall be accompanied by a final test report containing the main test results agreed upon between Siemens and supplier.

     The whole equipment, as well as the single replaceable parts, shall be identified by a serial number.

     For every delivered equipment a document shall indicate the serial numbers of the equipment and of the relevant replaceable parts.


3.6  Product traceability

     The supplier shall provide a traceability method to follow the manufacturing history of each unit and the possible problems arisen during the production cycle.

3.7  Reliability

     For each product the supplier shall provide the MTBF value, for the complete equipment and for each replaceable part, and its calculation method.

3.8  Safety

     Each product shall be designed according to the safety procedure EN 60950

3.9  Packing

     Each product shall be packed in a single, suitable box.

SUPPLIER'S COMMENTS

3.5 P-COM provides with all equipment shipped, a certificate of Conformance. which identifies each Top assembly part, by serial number. In addition P-COM can make provisions to include a copy the final Systems Test Data for each individual Indoor Unit (IOU) and Outdoor Unit (ODU) in the respective shipping container

3.6 All products manufacture by P-COM are processed through the manufacturing cycle on a Production, Assembly Traveler which identifies specific operations, applicable drawings/documentation, and quality inspection points.

3.7 MTBF shall be provided using parts count reliabilty, prediction performed to the requirements of MIL-HDBK-217F Notice 1

3.8  Product compliant to EN60950

3.9 All products are shipped individual containers, accompanied by any applicable installation hardware in accordance with P-COM QAP 4.15

REQUIREMENTS

3.10  Flammability

      All molded materials shall meet the flammability requirements according to IEC 695 T 2.2 or, alternatively, according to UL 94 V-0 (Preferred) or UL 94 V-1. Moreover the oxygen index shall be greater than or equal to 28% according to ASTM method D2863-77.

3.11  Manufacturing Quality Plan

      The supplier shall provide the Manufacturing Quality Plan complete with the quality control steps, the control criteria, the data acquisition documents, the responsible department and the test markings.

SUPPLIER'S COMMENTS

3.10 To date, P-COM equipment has not been evaluated for compliance to requirements specifications.

3.11 In the case that customer Quality requirements exceed or differ from the P-COM Quality Assurance Manual and its supporting Quality Assurance Procedures, a Customer Specific Quality Plan can and will be generated.

--------------------------------------------------------------------------------
Rep. 0610 Data 03.02.93                      Ed. 01 Em. V3-02/0209 Firma

Esec. FACCIO Contr. G.V.                     Ed. Var.              Firma [_]
--------------------------------------------------------------------------------


                         VALUTAZIONE DEI FORNITORI DI

                           SOTTOINSIEMI ELETTRONICI


                       Original electronic manufacturer

                               (OEM) evaluation


               P-COM INC.
Fornitore         : ..........................................................
Vendor

NOME E FIRMA DEL
RESPONSABILE DELL 'ASSICURAZIONE QUALITA
QUALITY ASSURANCE MANAGER NAME AND SIGNATURE:

     Kenneth Bean P-COM, Director of Quality                 Kenneth Bean
 ..............................................................................


Data : .................
DATE   FEB 8 1995

--------------------------------------------------------------------------------

                        VALUTAZIONE DEI FORNITORI DI             018-004/21-PQ
                                                                 ---------------
SIEMENS                    SOTTOINSIEMI ELECTRONICI
                 ORIGINAL ELECTRONIC MANUFACTURER EVALUATION      FOGLIO 1/12

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Rep. 0610 Data 03.02.93       Ed. 01 Em. V3-02/0209    Firma

Esec. FACCIO Contr. G.V.      Ed.  Var.                Firma     [_]
--------------------------------------------------------------------------------
1.   SCOPO
     SCOPE

     I1 questionario riporta i criteri generali per la valutazione de fornitori di lavorazioni.
     The questionnaire defines the general criteria to evaluate vendors functional electronic subsystems.

2.   STRUTTURA
     STRUCTURE

     I1 documento e strutturato sottoforma di check-list, ed e diviso in tre parti;
     The documents is structured, as a check-list form, in three parts:

          *    Informazioni generali
               General informations

          *    Organizzazione del Sistema Qualita Aziendale
               Quality Assurance system

          *    Qualita nella produzione.
               Manufacturing quality.

3.   APPLICABILITA'
     APPLICABILITY

I1 documento si applica per la valutazione dei nuovi fornitori il cui Sistema di Qualita e sconosciuto. Inoltre puo essere usato durante gli audits di qualita.
The document shall be applied to evaluate new suppliers whose Quality System is unknown. Moreover it can be used as a basis for quality audits.

--------------------------------------------------------------------------------
                       VALUTAZIONE DEI FORNITORI DI              018-004/21-PQ
SIEMENS                  SOTTOINSIEMI ELETTRONICI
               ORIGINAL ELECTRONIC MANUFACTURER EVALUATION       Foglio 2/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Rep. 0610  Data 03.02.93                Ed. 01 Em. V3-02/0209 Firma

Esec. FACCIO Contr. G.V.                Ed.    Var.           Firma         [_]

--------------------------------------------------------------------------------

4.   INFORMAZIONI GENERALI
     GENERAL INFORMATION

                                             P-COM INC.
4.1  Ragione Sociale                         ...................................
     Company name

                                             3175 S. Winchester Blvd.
       -  Indirizzo                          Campbell, CA 95008
                                             ...................................
          Address

       -  Telefono                           (408) 866-3666
                                             ...................................
          Phone

       -  Fax                                (408) 866-3655
                                             ...................................

4.2  Appartenenza ad un gruppo
     Group member                                                      Yes

          American Electronics Association
 ................................................................................

 ................................................................................

4.3  Capitale sociale                                  N/A
                                             ...................................
     Capital stock

4.4  Fatturato dell'ultimo anno                        9.2M
                                             ...................................
     Last year sales

4.5  Investimenti (ultimo anno)              ...................................
     Investments (last year)

       -  Ricerca e Sviluppo                           $6.9M
                                             ...................................
          R and D

       -  Produzione                                   N/A
                                             ...................................
          Production

       -  Qualita                                      N/A
                                             ...................................
          Quality

4.6  Politica costi di riduzione
     Cost reduction policy                                             Yes

 ................................................................................

 ................................................................................

--------------------------------------------------------------------------------

                           VALUTAZIONE DEI FORNITORI DI          018-004/21-PQ
                                                              ------------------
SIEMENS                    SOTTOINSIEMI ELECTRONICI
                  ORIGINAL ELECTRONIC MANUFACTURER EVALUATION    Foglio 3/12

--------------------------------------------------------------------------------

________________________________________________________________________________

Rep. 0610   Data    03.02.93         Ed. 01  Em. V3-02/0209   Firma

Esec.  FACCIO   Contr.  G.V.         Ed.     Var.             Firma    [  ]


4.7  Principali prodotti
     Main product

                           Microwave Radio Equipment
 ................................................................................

 ................................................................................

 ................................................................................

4.8 Settori del mercato verso i quali e indirizzato, in %, il prodotto (TLC, consumer...)
     % of product distribution over market segment (TLC, consumer ...)

 ................................................................................

                           Telecommunications  100%
 ................................................................................

 ................................................................................

4.9  Ripartizione del prodotto per aree geografiche di mercato
     Product distribution over geographic areas

     Europe 60%                North America       16%
 ................................................................................

     Central & South America  24%
 ................................................................................

4.10 Principali Clienti (none e % di fatturato)
     Main customers (name and % of sales)

 ................................................................................

               N/A
 ................................................................................

 ................................................................................


4.11 Altri clienti apparteneti al gruppo Siemens
     other customers from Siemens corporate                         Yes    (NO)

 ................................................................................

 ................................................................................



________________________________________________________________________________

                         VALUTAZIONE DEI FORNITORI DI              018-004/21-PQ
SIEMENS                    SOTTOINSIEMI ELETTRONICI                -------------
                   ORIGINAL ELECTRONIC MANUFACTURER EVALUATION      Foglio 4/12
________________________________________________________________________________

------------------------------------------------------------------------
Rep. 0610  Data 03.02.93           Ed. 01  Em. V3-02/0209 Firma  [ ]

Esec. FACCIO Contr. G.V.           Ed.     Var.           Firma  [ ]
------------------------------------------------------------------------

4.12 N degrees dipendenti della Societa           December 31, 1994
     Company employees                       ...........................

        - Ricerca e Sviluppo                      29
          R and O                            ...........................

        - Ingegneria                              N/A
          Engineering                        ...........................

        - Controllo qualita (staff)               8
          Quality Assurance                  ...........................

        - Produzione                              23
          Production                         ...........................

        - Approvigionamento                       N/A
          Purchasing                         ...........................

        - Ispezione in arrivo                     N/A
          Incoming inspection                ...........................

        - Test fabbricazione                      N/A
          Manufacturing test                 ...........................

        - Test finale                             N/A
          Final test                         ...........................

        - Amministrazione e servizi               7
          Administration and services        ...........................

        Sales & Marketing     11
                              --
                              78

-------------------------------------------------------------------------
                    VALUTAZIONE DEI FORNITORI DI            018-004/21-PQ
                                                          ---------------
SIEMENS               SOTTOINSIEMI ELETTRONICI
           ORIGINAL ELECTRONIC MANUFACTURER EVALUATION       Foglio 5/12
-------------------------------------------------------------------------

-------------------------------------------------------------------------

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--------------------------------------------------------------------------------

5.   ORGANIZZAZIONE DEL SISTEMA QUALITA'
     QUALITY ASSURANCE SYSTEM ORGANIZATION

5.1  E' disponibile l'organigramma generale della Societa?
     Is Company organization diagram available?                       Yes

          - Se si, allegare
            If yes, enclose        [X]

5.2  Esiste un Manuele del Sistema Qualita aziendale?                 Yes
     Do you have a Company Quality System Manual?

          - Se si, allegare
            If yes, enclose        [X]

          - Data dell'ultimo aggiornamento Revision E dated 3-94      Yes
            Last issue date

          - Chi e responsabile degli aggiornamenti?
            Who is responsible for the updating?

                    Director of Quality

5.3 Il Sistema Qualita aziendale e organizzato in accordo alle norme ISO 90017 Is the Quality system organized accuring to Iso 9001 standard? Yes

     Se si:
     If yes:

          - Il sistema e gia certificato?
            Is the system already certified?                          Yes   No

          - La certificazione e in corso?
            Is the certification in progress?                               No

          - La certificazione e programmata
            Is the certification planned?                                   No

          - Quando?                          N/A
            When

--------------------------------------------------------------------------------

                         VALUTAZIONE DEI FORNITORI DI              018-004/21-PQ
                                                                ----------------
SIEMENS                    SOTTOINSIEM ELETTRONICI                 Foglio 6/12
                  ORIGINAL ELECTRONIC MANUFACTURER EVALUATION

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------
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-----------------------------------------------------------------------------

5.4  Esiste l'organigramma dell'organizzazione del Sistema Qualita?
     Is the Quality organization diagram available?                  [Yes]  No

        - Se si, allegare [x]
          If yes, enclose

5.5 La Societa ha sviluppato proprie procedure scritte che definiscono le attivita delle seguenti funzioni?:
     Do you have written procedures defining the following activities?

        - Ricerca e sviluppo
          R and D                                                    [Yes]  No

        - Ingegneria
          Engineering                                                [Yes]  No

        - Assicurazione Qualita
          Quality Assurance                                          [Yes]  No

        - Approvvigionamenti
          Purchasing                                                 [Yes]  No

        - Accettazione materiali
          Incoming Inspection                                        [Yes]  No

        - Magazzini
          Stores                                                     [Yes]  No

        - Produzione
          Production                                                 [Yes]  No

        - Controllo di linea
          Manufacturing Test                                         [Yes]  No

        - Collaudo finale
          Final Test                                                 [Yes]  No

5.6 Quale ente e responsible dell'aggiornamento delle procedure? Which department is responsible for the procedures updating?

 ........The Applicable departments are responsible..............................
                               for updating their respective procedures.

--------------------------------------------------------------------------------
SIEMENS            VALUTAZIONE DEI FORNITORI DI             018-004/21-PQ
                                                            -------------
                      SOTTOINSIEMI ELETTRONICI              Foglio 7/12
            ORIGINAL ELECTRONIC MANUFACTURER EVALUATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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Esec. FACCIO Contr. G.V.                     Ed.    Var.           Firma     [_]

--------------------------------------------------------------------------------

5.7  Compiti della Qualita
     Quality jobs

     Quality Management: establish policies and procedures necessary to insure Quality, integrity and Reliability of all P-COM products.

Quality Engineering: Implementation and enforcement of quality requirements, including but not limited to generation and maintenance of procedures, vendor surveillance and control, analysis of quality data for continous improvement coordination of all failure analysis of corrective action.

Inspection: product inspection and tabulation, segregation and quarantine of Non-conforming.

          - Esegue valutazioni sulla qualita di processo?
            Does the Q.A. evaluate the quality process?                    Yes

          - Esistono procedure scritte di controllo di processo?
            Do you have a written procedure to control the process?        Yes

          - Esegue valutazioni sulla qualita di prodotto?
            Does the Q.A. evaluate the quality product?                    Yes

          - Esistono procedure scritte di controllo di prodotto?
            Do you have a written procedure to control the product?        Yes

          - La qualita partecipa alla gestione delle non conformita?
            Is the Q.A. involved in non conformities management?           Yes

          - Esiste una procedura scritta relativa all segregazione e segregazione e revisione delle parti non conformi?
            Do you have a written procedure relevant to non conformities
            segregation?                                                   Yes

          - La qualita esercita un azione di coordinamento nello sviluppo delle azioni correttive?
            Does Q.A. coordinate the corrective actions?                   Yes

          - I risultati raggiunti sono oggetto di un rapporto scritto?
            Do you have a written report relevant to the corrective actions
            results?                                                       Yes

          - Esiste una procedura scritta relativa alle azioni correttive?
            Do you have a written procedure relevant to the corrective
            actions?                                                       Yes

5.8  Esiste una procedura scritta per qualificare i fornitori?
     Do you have a written procedures to qualify vendors?                  Yes

--------------------------------------------------------------------------------

                         VALUTAZIONE DEI FORNITORI DI              018-004/21-PQ
                                                                 ---------------
SIEMENS                    SOTTOINSIEMI ELETTRONICI
                  ORIGINAL ELECTRONIC MANUFACTURER EVALUATION      Foglio 8/12

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

5.9  Esiste una lista fornitori?
     Do you have a qualified vendor list?                             Yes

5.10 Chi e l'ente responsabile della qualificazione dei fornitori? Which department is responsible to qualify vendors?

          Purchasing and Quality Management

________________________________________________________________________________

5.11 La Qualita e responsabile della qualificazione del prodotto?
     Is the Q.A. responsible of the product qualification             No

          Se No, chi e responsabile?    Design Engineering
          If No, Who is responsible?

5.12 E' disponibile il, piano di qualificazione del prodotto con i relativi tests elettrici e ambientali?
     Is the product qualification plan, with the relevant
     electrical/environmental tests, available?                       Yes

          Se  Si, allegare
          If Yes, enclose     [ ] *NOTE: Product qualification is performed and
                                         data is recorded. Records of tests are
                                         available for on-site review

5,13 Viene effettuata la stima del tasso di guasto del prodotto?
     Do you perform the product failure rate evaluation?              Yes

          Se si, siete in grado di fornire il valore di MTBF?
          If yes, are you able to give the MTBF value and to specify the
          evaluation methods?                                         Yes

--------------------------------------------------------------------------------

                         VALUTAZIONE DEI FORNITORI DI              018-004/21-PQ
                                                                 ---------------
SIEMENS                    SOTTOINSIEME ELETTRONICI
                  ORIGINAL ELECTRONIC MANUFACTURER EVALUATION      Foglio 9/12

--------------------------------------------------------------------------------
Rep.  0610  Data  03.02.93         Ed.  01 Em. V3-02/0209   Firma     [  ]

Esec.  FACCIO Contr. G.V.          Ed.     Var.             Firma     [  ]
--------------------------------------------------------------------------------

6.     QUALITA' NEILA PRODUZIONE
       PRODUCTION QUALITY                                            [Yes]  No

6.1    E' disponibile il flow-chart produttivo?
       Is the MFR flow-chart available?                              [Yes]  No

          - Se Si, allegare
            If Yes, enclose        [X]

6.2    Ci sono procedure scritte per l'incoming inspection?
       There are a written procedure for incoming inspection?        [Yes]  No

6.3    I dati di incoming inspection sono registrati e disponibili?
       Are the incoming inspection data recorded and available?      [Yes]  No

6.4    Esiste una procedura scritta per la protezione contro le
       cariche elettrostatiche?
       There is a written procedure for ESD precautions?             [Yes]  No

          - Se No, vengono applicate precauzioni contro le
            cariche elettrostatiche?
            If No, ESDS precautions are applied?                     [Yes]  No

6.5    Vengono effettuati i controlli di linea?
       Does the company perform the line controls?

          - Esistono procedure scritte per guidare l'attivita
            del personale?
            There are written procedure to drive the personnel
            activity?                                                [Yes]  No

6.6    La rintracciabilita dei prodotti e assicurata?
       The products traceablity is guaranteed?                       [Yes]  No

          - Come?  All products manufactured by P-COM are processed through the
            How?   manufacturing cycle on a production assenbly traveler, which identifies specific operations, applicable drawings,
                   documentation and quality inspection points. These records are retained in accordance with P-COM QAP 4.16, Quality records.

          - La relativa documentazione di fabbricazione e in edizione controllata?
            There is a controlled issue of the relevant MFR
            documentation?                                           [Yes]  No


--------------------------------------------------------------------------------
                         VALUTAZIONE DEI FORNITORI DI            018-004/21-PQ
                                                                 ---------------
SIEMENS                    SOTTOINSIEMI ELECTTRONICI
                  ORIGINAL ELECRONIC MANUFACTURER EVALUATION     Foglio 10/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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Esec.  FACCIO Contr. G.V.          Ed.    Var.              Firma    [  ]
--------------------------------------------------------------------------------

6.7   Esiste una zona dedicata per il collaudo finale?
      Do you have a dedicated area for the final test?               [Yes]  No

6.8   Esiste una procedura scritta per il collaudo finale?
      Do you have a written procedure for the final test?            [Yes]  No

6.9   La strumentazione e' in regime di taratura?
      The instrumentation is under calibration control?              [Yes]  No

    - Esiste un reparto di taratura?
      Do you have a calibration department?                           Yes   [No]

    - Esiste una procedura scritta per la taratura?
      Do you have a written procedure for the calibration?           [Yes]  No

    - E' prevista la rimozione della strumentazione non conforme?
      Is the non-conforming instrumentation removed?                 [Yes]  No

    - Esistono documenti per la raccolta dei risultati della taratura?
      Do you have a data collection relevant to calibration results? [Yes]  No

    - Presso quali Istituti Metrologici si procede alla taratura dei campioni primari?
      Which Metrologic Institutes are incharged to calibrate the standards?

All standards and records demonstrate traceability to the National Institute of Standards and Technology

6.10  Esiste una procedura di riparazione?
      Does the company have a written procedure for repairing?        Yes   No

          -  Se si allegare        [_] *Repairs are accomplished in accordance
             If Yes, enclose            with IPC-R-700 as directed by P-COM
                                        Material Review Board (MRB)

--------------------------------------------------------------------------------
                         VALUTAZIONE DEI FORNITORI DI            018-004/21-PQ
                                                                 ---------------
SIEMENS                    SOTTOINSIEMI ELETTRONICI              Foglio 11/12
                  ORIGINAL ELECTRONIC MANUFACTURER EVALUATION
--------------------------------------------------------------------------------

________________________________________________________________________________
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Esec. FACCIO  Contr. G.V.               Ed.     Var.             Firma  [   ]
________________________________________________________________________________

7.   OSSERVAZIONI DEL FORNITORE
     VENDOR'S REMARKS

 ................................................................................

 ................................................................................

 ................................................................................

 ................................................................................

 ................................................................................

 ................................................................................





________________________________________________________________________________

                         VALUTAZIONE DEI FORNITORI DI              018-004/21-PQ
SIEMENS                    SOTTOINSIEMI ELETTRONICI                -------------
                   ORIGINAL ELECRONIC MANUFACTURER EVALUATION      Foglio  12/12
________________________________________________________________________________

(C) SIEMENS TELECOMUNICAZIONI S.P.A.

                                    P COM
                              QUALITY ASSURNACE
                                    MANNUAL

[PHOTO APPEARS HERE]                                        [PHOTO APPEARS HERE]
RESEARCH & DEVELOPMENT                                        CUSTOMER SERVICE


                                QUALITY SYSTEM



[PHOTO APPEARS HERE]                                        [PHOTO APPEARS HERE]
MANFACTURING & TEST                                           SALES & MARKETING

                                 DOC. CONTROL

                                  FEB 08 1995

--------------------------------------------------------------------------------


                           QUALITY ASSURANCE MANUAL


                            COPY CONTROL NO.______

                            [_]  UNCONTROLLED COPY


This Quality Assurance Manual addresses the requirements of ISO9001 - 1987(BS5750: Part 1, EN29001 - 1987) and is the property of P-Com, Inc., and must be returned upon request.

This manual describes in outline form the organization and the quality related systems within the Company, and is intended to assist the recipient in understanding how the Company's Quality System works.

The Quality System outlined is enforced by separate Quality Assurance Procedures that are considered confidential and may not be distributed outside the Company.

This manual in whole or part may not be copied without the written permission of the President of the Company.

                                                P-Com, Inc.
                                                3175 S. Winchester Boulevard
                                                Campbell, CA 95008
                                                U.S.A.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

ISO 9001 CROSS REFERENCE TABLE........................................  3
ISO 9001 CROSS REFERENCE..............................................  3
1.0 QUALITY POLICY STATEMENT..........................................  4
2.0 APPLICABLE DOCUMENTS..............................................  5
3.0 GLOSSARY..........................................................  5
4.0 CORPORATE PROFILE.................................................  6
5.0 ORGANIZATION......................................................  7
6.0 MANAGEMENT RESPONSIBILITY.........................................  8
7.0 QUALITY SYSTEM.................................................... 10
8.0 PROCEDURE SUMMARY................................................. 11
LOCATION MAP.......................................................... 17
RECORD OF REVISIONS................................................... 18

--------------------------------------------------------------------------------

                           ISO 9001 CROSS REFERENCE
                           ------------------------

-------------------------------------------------------------------------------------------------------------------------
ISO 9001                                                                           QAM
 PARA                        REQUIREMENTS                                          PARA       PAGE        QAP #
-------------------------------------------------------------------------------------------------------------------------
4.1.1             Quality Policy                                                   1.0        4
-------------------------------------------------------------------------------------------------------------------------
4.1.2.1           Responsibility and Authority                                     5.0        7
-------------------------------------------------------------------------------------------------------------------------
4.1.2.3           Management Representative                                        6.0        8
-------------------------------------------------------------------------------------------------------------------------
4.1.3             Management Review                                                8.1        11          03.70.002
-------------------------------------------------------------------------------------------------------------------------
4.2               Quality System                                                   7.0        10
-------------------------------------------------------------------------------------------------------------------------
4.3               Contract Review                                                  8.2        11          03.70.003
-------------------------------------------------------------------------------------------------------------------------
4.4.1             Design Control                                                   8.3        11          03.70.004
-------------------------------------------------------------------------------------------------------------------------
4.4.5             Design Verification                                            8.3.5        12          03.70.004
-------------------------------------------------------------------------------------------------------------------------
4.4.6             Design Changes                                                 8.3.6        12          03.70.004
-------------------------------------------------------------------------------------------------------------------------
4.5               Document Control                                                 8.4        12          03.70.005
-------------------------------------------------------------------------------------------------------------------------
4.6               Purchasing                                                       8.5        13          03.70.006
-------------------------------------------------------------------------------------------------------------------------
4.7               Purchaser Supplied Product                                       8.6        13          03.70.007
-------------------------------------------------------------------------------------------------------------------------
4.8               Product Identification and Traceability                          8.7        13          03.70.008
-------------------------------------------------------------------------------------------------------------------------
4.9               Process Control                                                  8.8        14          03.70.009
-------------------------------------------------------------------------------------------------------------------------
4.10              Inspection and Testing                                           8.9        14          03.70.010
-------------------------------------------------------------------------------------------------------------------------
4.11              Inspection, Measuring and Test Equipment                        8.10        14          03.70.011
-------------------------------------------------------------------------------------------------------------------------
4.12              Inspection and Test Status                                      8.11        15          03.70.012
-------------------------------------------------------------------------------------------------------------------------
4.13              Control of Non-Conforming Material                              8.12        15          03.70.013
-------------------------------------------------------------------------------------------------------------------------
4.13.1            Non-conformance Review and Disposition                        8.12.1        15          03.70.013
-------------------------------------------------------------------------------------------------------------------------
14.14             Corrective Action                                               8.13        15          03.70.014
-------------------------------------------------------------------------------------------------------------------------
14.15.1           Handling, Storage, Packaging and Delivery                       8.14        15          03.70.015
-------------------------------------------------------------------------------------------------------------------------
4.16              Quality Records                                                 8.15        16          03.70.016
-------------------------------------------------------------------------------------------------------------------------
4.17              Internal Quality Audits                                         8.16        16          03.70.017
-------------------------------------------------------------------------------------------------------------------------
4.18              Training                                                        8.17        16          03.70.018
-------------------------------------------------------------------------------------------------------------------------
4.19              Servicing                                                       8.18        16
-------------------------------------------------------------------------------------------------------------------------
4.20              Statistical Techniques                                          8.19        16          03.70.019
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1.0 QUALITY POLICY STATEMENT
----------------------------

    It is the policy of P-Com, Inc., to provide the Customer with products that conform to all aspects of generally accepted industrial standards and specified contract requirements.

    Quality is of vital importance to the Company and we totally commit to a Quality Assurance Management System that conforms to the requirements of ISO9001:1987.

    All employees are responsible for quality, and are responsible for achieving the specified levels of quality at all stages of work that have an effect on the final quality of the product supplied.

    We undertake, by practical example and training, to ensure that each employee has a proper understanding of the quality function and it's direct relevance and significant contribution to our success.

1.1 MANAGEMENT CERTIFICATION

    I hereby certify that this Quality Assurance Manual accurately describes the Quality Assurance Management System in use within P-Com, Inc., and encompasses the requirements of ISO 9001:1987.

     President and CEO /s/ George P. Roberts           Date:3/21/94
                       ----------------------               -------
                         George P. Roberts

--------------------------------------------------------------------------------

1.2 COMPANY CONTACTS


    All questions concerning P-Com's commitment to the contents of this Quality Assurance Manual may be directed to either George Roberts, President and CEO, or Kenneth Bean, Quality Assurance Manager, by the following methods:

    Tel:    408-866-3666
    Fax:    408-566-3655
    Mail:   P-Com, Inc.
            3175 S. Winchester Boulevard
            Campbell, CA 95008
            U.S.A.

2.0 APPLICABLE DOCUMENTS
------------------------

    ISO 9001:1987 Quality Systems
    BS 5750 Part 1:1987 Quality Systems
    EN 29001:1987 Quality Systems
    ANSI/ASQC Q91 Quality Systems
    QAP 03.70.002 Management Review - QAP 4.1
    QAP 03.70.003 Contract Review - QAP 4.3
    QAP 03.70.004 Design Control - QAP 4.4
    QAP 03.70.005 Document Control - QAP 4.5
    QAP 03.70.008 Purchasing - QAP 4.6
    QAP 03.70.007 Purchaser Supplied Product - QAP 4.7
    QAP 03.70.008 Product l.D. and Traceability - QAP 4.8
    QAP 03.70.009 Process Control - QAP 4.9
    QAP 03.70.010 Inspection and Testing - QAP 4.10
    QAP 03.70.011 Inspection, Measuring and Test Equipment - QAP 4.11 QAP 03.70.012 Inspection and Test Status - QAP 4.12
    QAP 03.70.013 Control of Non-conforming Product - QAP 4.13
    QAP 03.70.014 Corrective Action - QAP 4.14
    QAP 03.70.015 Handling, Storage, Packaging and Delivery - QAP 4.15 QAP 03.70.016 Quality Records - QAP 4.16
    QAP 03.70.017 Internal Quality Audits - QAP 4.17
    QAP 03.70.018 Training - QAP 4.18
    QAP 03.70.019 Statistical Techniques - QAP 4.20

3.0 GLOSSARY
------------

    QUALITY: The totality of features and characteristics of the product that bear on its ability to satisfy stated or implied needs.

    QUALITY ASSURANCE MANAGEMENT SYSTEM: All the planned and systematic actions necessary to provide adequate confidence in the product to satisfy given requirements for quality.

--------------------------------------------------------------------------------

4.0 CORPORATE PROFILE
----------------------

    P-Com Inc. was founded in August 1991, for the express purpose of developing, manufacturing and marketing millimeter wave radio products for the telecommunications industry. These products meet a critical need for high quality, cost effective, digital transmission in short distance applications. In general, the P-Com management team is dedicated to removing the gap that exists between the products that are currently available and the needs of the market.

    P-Com millimeter wave radio products meet the crucial requirement of minimizing the customer's "cost of ownership". The design philosophy that governs all P-Com product development decisions is one that results in a product that is low in cost, high in reliability and simple to install and maintain. Given the competitive nature of the telecommunications service industry, these attributes play a key role in the successful and profitable operation of a customers telecommunications network.

4.1 COMPANY MISSION

    To design, develop and manufacture high quality radio transmission products for the worldwide wireless telecommunications market.

                              [MAP APPEARS HERE]

--------------------------------------------------------------------------------

                           QUALITY ASSURANCE MANUAL

5.0  ORGANIZATION
-----------------

     The Company organization and lines of authority are detailed in Figure 1.

                             [CHART APPEARS HERE]

--------------------------------------------------------------------------------

6.0   MANAGEMENT RESPONSIBILITY
-------------------------------

      The Company's organization is designed to provide effective direction, communication and management to meet the requirements defined in the Qualify Policy Statement.

6.1   PRESIDENT and CHIEF EXECUTIVE OFFICER (CEO)

      The President and CEO holds responsibility within the Company to formulate, in association with the key Executives, overall Company policy. He is responsible for the development and implementation of strategies for the control of all aspects of the business through designated Company personnel. The President shall be deputized Quality Assurance Manager in his absence.

6.2   EXECUTIVE VICE PRESIDENT and CHIEF TECHNICAL OFFICER (CTO)

      Reporting to the President of the Company, the Executive Vice-President has overall responsibility for the introduction of advanced technologies into the product, business development and strategic business alliance activities.

6.3   QUALITY ASSURANCE MANAGER

      The Quality Assurance Manager is the management representative reporting to the President and is responsible for ensuring full implementation and maintenance of the ISO 9001 quality system and the internal auditing required to verify its effectiveness. In addition to these responsibilities, he has issuing and revision control of the Company's Qualify Assurance Manual and related Quality Assurance Procedures (QAP's).

6.3.1 SENIOR QUALITY ENGINEER

      The Senior Quality Engineer reporting to the Quality Assurance Manager develops and initiates standards and methods for inspection, testing, and evaluation of materials and products. The Senior Quality Engineer also directs Inspectors engaged in product inspection and tabulating data concerning materials, product, or process quality and reliability. In addition, duties include maintaining the procedures for disposition of non-conforming materials and product in conjunction with the appropriate corrective action follow-up.

6.4   VICE PRESIDENT (V.P.), OPERATIONS

      Reporting to the President of the Company, the Operations V.P. is responsible for organizing and introducing the product manufacturing strategy and manufacturing control systems combined with providing services and facilities for the Company's operation.

6.4.1 PROGRAM MANAGER

      Reporting to the Operations V.P. the Program Manager is responsible for providing technical support for other Company functions and creating a Master Design Schedule to satisfy the Market Requirements Specification and the business objectives as defined by senior management. The Program Manager also identifies critical issues and expediting improvements through staff meetings and design reviews with consideration to estimated parts and labor costs.

--------------------------------------------------------------------------------

6.4.2  PRODUCTION MANAGER

       Reporting to the Operations V.P. the Production Manager prepares operational schedules and coordinates manufacturing activities to ensure production and quality of products. Other responsibilities include planning production operations, establishing priorities and sequences for manufacturing products.

6.4.3  MATERIALS MANAGER

       Reporting to the Operations V.P. the Materials Manager is responsible for directing and coordinating the purchasing and distribution of components for the design and manufacture of products, capital equipment, and liaison with arranging contracts with suppliers and subcontractors.

6.5    SENIOR VICE PRESIDENT (VP), MARKETING & SALES

       Reporting to the President of the Company, the Marketing V.P. is responsible for developing the customer base and obtaining sales orders through marketing and sales strategy action plans. Other responsibilities include communicating the Company's corporate image in the market place while defining the market requirements for use by design engineering. He also provides technical publications, operation manuals, training materials and seminars for existing or potential customers.

6.5.1  MARKETING MANAGER

       Reporting to the Marketing & Sales V.P., the Product Marketing Manager is responsible for: a) product definition to Engineering based upon customer inputs, competitive research, industry standards and cost targets, b) corporate and product promotional literature, trade shows, public relations, customer demonstrations/presentations and sales support (assistance in proposal generation).

6.5.2  DIRECTOR OF SALES

       Reporting to the Marketing & Sales V.P., the Director of Sales is responsible for expanding the customer base, developing the Marketing Plan, obtaining sales orders, and meeting the revenue objectives of the corporation. Other responsibilities include ensuring customer satisfaction, relaying customer requests for product improvement and customer support functions of the corporation. The Director of Sales acts as a liaison between the customer and the corporation.

6.6    VICE PRESIDENT (V.P.), FINANCE/CONTROLLER

       Reporting to the President of the Company, the Finance V.P. is responsible for preparation of the Company's assets. Other responsibilities include management of Human Resources and Administrative functions.

6.7    VICE PRESIDENT (V.P.), ENGINEERING

       Reporting to the President, the Engineering V.P. is responsible for planning, budgeting, and managing the technical resources for the Company. Responsibilities also include technical direction for the Company, and organizing the engineering team to insure the technical integrity of products developed and that the requirements as defined by Marketing are satisfied.

6.7.1  DIRECTOR, MICROWAVE ENGINEERING

       Reporting to the Engineering V.P., the Microwave Engineering Director is responsible for managing a team of design engineers, technicians and consultants that provide all the microwave circuit designs and associated system interfaces including all the required documentation and control procedures.

--------------------------------------------------------------------------------

6.7.2  DIRECTOR, SIGNAL PROCESSING (SP) ENGINEERING

       Reporting to the Engineering V.P., the SP Engineering Director is responsible for managing a team of design engineers, technicians and consultants that provide all the SP electronics circuit designs and associated system interfaces including all the required documentation and control procedures.

7.0    QUALITY SYSTEM
----------------------

       The Quality System within the Company is based on a four tier documentation system composed of the following.

       . Level 1, Quality Assurance Manual
       . Level 2, Quality Assurance Procedures (QAP's)
       . Level 3, Company Standards and Procedures
       . Level 4, Industrial Standards and Database

7.1    LEVEL 1

       The Quality Assurance Manual describes in outline form the Management's organization and the quality related systems in operation within the Company to meet the requirements of ISO 9001:1987. It assists the customer in making an assessment of our ability to meet the specified quality assurance requirements.

7.2    LEVEL 2

       The systems outlined in the Quality Assurance Manual are enforced by separate Quality Assurance Procedures (QAP's) which describe the operational procedures of the related systems and define the responsible personnel and the objective evidence generated for substantiation.

       The QAP's are confidential to the Company and not for general distribution. However, at the discretion of the Company President, they may be made available for review by the customer.

7.3    LEVEL 3

       The QAP's are supported by a number of related non-product design documents such as Company Standards and Procedures that contain details describing the administrative system, such as how to conduct a Design Review meeting.

       Separate from Company Standards and Procedures are the product design documents describing tasks or work instructions that are in direct support of the product. such as a Test Procedure.

       Both non-product design and product design documents are confidential to the Company and are not for general distribution. However, at the discretion of the Company President, they may be made available for review by the customer.

7.4    LEVEL 4

       Level four documents are industrial engineering standards, design rules or Customer documents that form reference materials as a database supporting internal Company Standards and Procedures.

                           QUALITY ASSURANCE MANUAL               No: 03.70.001
                                                                  Rev: E
                                                                  Date: 3-94
                                                                  Page: 11 of 18

--------------------------------------------------------------------------------

8.0     PROCEDURE SUMMARY
-------------------------

        The following sections give a brief overview of each QAP that describes in detail the operational procedures of the related systems in support of ISO 9001 :1987. Next to each QAP title the corresponding document number is given in parenthesis as applicable.

8.1     MANAGEMENT REVIEW - QAP 4.1(03.70.002)

        It is company policy that the Quality System is reviewed by the President every six months. The review meeting is chaired by the President, and attended by the Vice Presidents, the Quality Assurance Manager, and any other personnel deemed necessary.

        The agenda includes a review, of actions taken from previous meetings, results of Internal Quality Audits, Non-conformance Reports, customer complaints and overall effectiveness of the Quality System.

        The minutes of the meeting and relevant documentation are retained by the Quality Assurance Manager.

8.2     CONTRACT REVIEW - QAP 4.3(03.70.003)

        It is the policy of P-Corn to document all inquiries, quotations, contracts, bid proposals, purchase orders and associated data.

        This documentation is reviewed to establish that requirements can be achieved and that all contracts and specifications are adequately defined. Deviations are resolved with the customer before processing and amendments to requirements are documented.

8.3     DESIGN CONTROL - QAP 4.4(03.70.004)

8.3.1   GENERAL

        P-Corn has established Standards and Procedures for control and verification of the product design to ensure that all specified contract requirements are satisfied.

8.3.2   DESIGN AND DEVELOPMENT PLANNING

        The Marketing Requirement Specification is used by the Program Manager to create a Master Design Schedule for the design project. Additional planning schedules are produced containing planning information for engineers and personnel from other functions. These are regularly reviewed, documented and the information circulated to all appropriate groups within the company.

        Quality Plans are written describing how the quality requirements of the contract are achieved.

        The Engineering V.P. has overall responsibility for the product design function and assigns design and verification activities to the Engineering Directors. The design resources consist of teams of specialist engineers and technicians with the necessary capital equipment.

8.3.3   DESIGN INPUT

        The Marketing Requirement Specification and specific customer contracts are the source documents for the design input requirements.

        Technical engineering specifications are developed for the product and for defined subdivisions of the product. Detail requirements are refined during the design process.

                           QUALITY ASSURANCE MANUAL               No: 03.70.001
                                                                  Rev: E
                                                                  Date: 3-94
                                                                  Page: 12 of 18

--------------------------------------------------------------------------------

8.3.3   CON'T

        The Product Design Specification defines the functionality of the product system and identifies the regulatory, customer specific, marketing, product safety, and engineering requirements.

8.3.4   DESIGN OUTPUT

        During the design process acceptance criteria are established for all appropriate product systems and sub-systems.

        Design calculations, system analysis, drawings, process instructions, test procedures, specifications, user manuals, etc., are generated as design outputs.

8.3.5   DESIGN VERIFICATION

        Design reviews are regularly held to control all aspects of the design process and are part of the Master Design Schedule.

        Verification that the design meets the specified contract requirements is conducted at various levels of product system. Testing against defined acceptance criteria and qualification programs are carried out.

8.3.6   DESIGN CHANGES

        P-Com has Standards and Procedures for the documentation and recording of design changes. The Engineering Change Order (ECO) system provides the method to evaluate, approve, and incorporate design changes into product design documentation.

8.3.7   PRODUCT RELEASE

        P-Com has Standards and Procedures defining the requirements for a uniform method of releasing a product and its technical documentation to manufacturing. The system also provides the method of controlling documentation during the engineering development cycle and construction of breadboard and/or prototype product.

8.4     DOCUMENT CONTROL - QAP 4.5(03.70.005)

84.1    DOCUMENT APPROVAL AND ISSUE

        P-Com operates Standards and Procedures for the registration, issue and circulation of all product design documents and non product documents including the Quality Manual, Quality Assurance Procedures, Company Standards, Procedures and Database.

        The Document Control department ensures that only the applicable issues of documents are used and obsolete documents are removed.

8.4.2   DOCUMENT CHANGE AND MODIFICATION

        Company Standards and Procedures provide for the initiation, evaluation, approval and implementation of all documentation changes. The Document Control department maintains a log of all proposed and approved ECO's for product design documents. Approval Sheets for changes of non product design documents are also maintained within Document Control.

                           QUALITY ASSURANCE MANUAL               No: 03.70.001
                                                                  Rev: E
                                                                  Date: 3-94
                                                                  Page: 13 of 18

--------------------------------------------------------------------------------

8.5     PURCHASING - QAP 4.6 (03.70.006)

8.5.1   GENERAL

        All purchasing related activities are conducted under controlled conditions which provide for objective assessment of all suppliers and ensure that purchasing information is correct before release to the supplier.

8.5.2   ASSESSMENT OF SUPPLIERS/SUBCONTRACTORS

        It is Company policy that, wherever possible, purchased material and subcontracted services are obtained from a company approved source.

        The Company maintains lists of approved sources and carries out supplier/sub-contractor evaluations to ensure conformance with requirements. Products purchased from non-approved sources are identified to the customer.

8.5.3   PURCHASING DATA

        All purchasing documents clearly describe the material and sub-contractor services ordered. Purchase Orders are reviewed and approved before release.

8.5.4   VERIFICATION OF PURCHASED PRODUCT/SERVICE

        When contractually specified by the customer, Quality Assurance requirements may be verified at P-Com by the customer. It is Company policy to provide for and assist those customers who require such verification.

8.6     PURCHASER SUPPLIED PRODUCT - QAP 4.7(03.70.007)

        Purchaser Supplied Product in this type of industry is typically equipment and/or documentation supplied to P-Com for design and production related work. The Marketing Manager is responsible for the care and control of documentation and the Quality Assurance Manager is responsible for equipment.

8.7     PRODUCT IDENTIFICATION AND TRACEABILITY - QAP 4.8(03.70.008)

        Components, printed circuit assemblies (PCA's), modules, and top assemblies used to produce the product shall be assigned unique part numbers. All of these shall be physically marked with their corresponding part numbers and revision where practical using a permanent method. In the case of purchased off the shelf components and size limitations, the storage or handling container shall be marked with the corresponding part number and revision.

        PCA's, modules, and top assemblies used to produce the product are assigned and indelibly marked with serial numbers. Records of the serial numbers used for the final product assembly are maintained.

        Components are excluded from individual serial number assignments except when deemed necessary by the Design department for critical applications requiring source lot traceability. These components are identified on purchase documentation such as Source Control Drawings and Specification Control Documents, drawings/schematics, and Bills of Material.

                           QUALITY ASSURANCE MANUAL               No: 03.70.001
                                                                  Rev: E
                                                                  Date: 3-94
                                                                  Page: 14 of 18

--------------------------------------------------------------------------------

8.8     PROCESS CONTROL - QAP 4.9(03.70.009)

        GENERAL

        The company ensures that the procedures that control the planning and operation of the manufacturing process are implemented. This is accomplished through documented work instructions and appropriate equipment for process, assembly and test.

        Product quality standards are maintained in accordance with industrial reference standards, codes of practice, Quality Plans and contract specified requirements.

8.8.1   SPECIAL PROCESSES

        There are no special processes.

8.9     INSPECTION AND TESTING - QAP 4.10(03.70.010)

8.9.1   RECEIVING INSPECTION AND TESTING

        All incoming materials are checked for compliance with the purchase order detail. Any damaged or incorrect materials are identified, segregated and processed using formal control procedures. Incoming material released for urgent purposes is identified and recorded in accordance with formal positive recall procedures.

8.9.2   IN-PROCESS INSPECTION AND TESTING

        At defined stages of the process and assembly operation, the product is identified, inspected and tested to establish conformance to documented specified requirements.

        Product is not progressed until satisfactorily inspected and tested except when released under positive recall procedures.

        Non-conforming product is identified and segregated in accordance with formal procedures.

8.9.3   FINAL INSPECTION AND TESTING

        Inspection and testing of the finished product is completed in accordance with the Quality Plan or documented procedures to verify conformance to the contract specified requirements.

        All necessary data and release documentation is made available before dispatch.

8.9.4   INSPECTION AND TEST RECORDS

        All inspection records are retained for manufactured products indicating acceptance to defined criteria.

8.10    INSPECTION, MEASURING AND TEST EQUIPMENT - QAP 4.11 (03.70.011)

        The Company operates a system for ensuring that inspection, measuring and test equipment used to determine the conformance of product to contract specified requirements are periodically calibrated, serviced and adjusted to maintain the accuracy to required limits.

        Calibration system and records are maintained in compliance to applicable national standards.

                           QUALITY ASSURANCE MANUAL               No: 03.70.001
                                                                  Rev: E
                                                                  Date: 3-94
                                                                  Page: 15 of 18

--------------------------------------------------------------------------------

8.11    INSPECTION AND TEST STATUS - QAP 4.12(03.70.012)

        The inspection and test status of product during the process and assembly stages of the operation is identified by unique routing card.

        A unique routing card is provided for each defined module, subassembly or product recording its progress through the manufacturing process and its conformance to inspection and tests performed.

        The Quality Assurance Manager is responsible for the release of conforming product.

8.12    CONTROL OF NON-CONFORMING PRODUCT - QAP 4.13(03.70.013)

        Incoming material, work in progress, and finished product that does not conform to specified requirements is prevented from inadvertent use by identification, segregation and disposition in accordance with documented procedures.

8.12.1  NON-CONFORMANCE REVIEW AND DISPOSITION

        In the documented procedures, the Quality Engineer is responsible for the review of Non-conformance Reports with other members of the Company Material Review Board to determine the appropriate disposition of non-conforming material and product.

        A Deviation Authorization may be requested from the customer for non-conforming product that is proposed for use or repair.

8.13    CORRECTIVE ACTION - QAP 4.14(03.70.014)

        The Company maintains documented procedures for the investigation and analysis of the cause for non-conforming material and product resulting in corrective actions to prevent recurrence.

8.14    HANDLING, STORAGE, PACKAGING AND DELIVERY - QAP 4.15(03.70.015)

8.14.1  GENERAL

        Procedures for handling, storage, packaging and delivery of material, work in process and finished product are maintained by the Company.

        Special Company Standards and Procedures establish the minimum requirements for electrostatic discharge control where sensitive electronic parts, assemblies or products are manufactured, assembled, tested, serviced, handled, packaged or stored.

8.14.2  HANDLING

        The Company handles all materials in such a manner as to prevent damage, deterioration or loss.

8.14.3  STORAGE

        Secure storage areas are provided and Company Standards and Procedures control the receipt and issuing of materials.

        Lists of materials requiring special storage conditions, or having a limited shelf life are maintained and controls applied to conform with requirements. The materials requiring special storage conditions are maintained in the appropriate environment and materials having limited shelf life are discarded in an approved manner when shelf life has expired. Material Safety Data Sheet regulations are applied for storage and handling of material. Lists of such materials are maintained.

                           QUALITY ASSURANCE MANUAL               No: 03.70.001
                                                                  Rev: E
                                                                  Date: 3-94
                                                                  Page: 16 of 18

--------------------------------------------------------------------------------

8.14.4  PACKAGING

        Company Standards and Procedures control the marking and packaging of the product to ensure conformance to specified contract requirements.

8.14.5  DELIVERY

        After final inspection and test, documented procedures provide for the protection of the product in stores and during delivery to the customer.

        Delivery documentation is provided and instructions are carried out in accordance with specified contract requirements.

8.15    QUALITY RECORDS - QAP 4.16 (03.70.016)

        The quality records identified in the Quality Assurance Procedures are filed and maintained by the applicable department and are under the jurisdiction of the Quality Assurance Manager for demonstration of the Quality System effectiveness.

        The records are retained for a minimum of five years or for a period specified by customer contract.

8.16    INTERNAL QUALITY AUDITS - QAP 4.17(03.70.017)

        All quality activities are subject to a planned and documented audit to verify compliance with the defined Quality System.

        Audits are conducted at predetermined intervals and are carried out by trained personnel under the control of the Quality Assurance Manager.

        The results of these audits are recorded and used to improve the effectiveness of the Quality System.

8.17    TRAINING - QAP 4.18 (03.70.018)

        The Company maintains procedures for identifying the training needs of all employees in performing assigned tasks and in increasing their quality awareness.

        Training records are held for each employee registering their education, experience and training requirements.

8.18    SERVICING

        The design philosophy of products manufactured by the Company precludes the need for regular maintenance. Servicing procedures are therefore not required.

8.19    STATISTICAL TECHNIQUES - QAP 4.20(03.70.019)

        The Company promotes the use of statistical tools and techniques in a systematic way to continually reduce variation in processes, products, and incoming materials. The Quality Assurance Manager is the Statistical Coordinator for the Company.

                           QUALITY ASSURANCE MANUAL               No: 03.70.001
                                                                  Rev: E
                                                                  Date: 3-94
                                                                  Page: 17 of 18

--------------------------------------------------------------------------------

LOCATION MAP
------------

                              [MAP APPEARS HERE]

                           QUALITY ASSURANCE MANUAL               No: 03.70.001
                                                                  Rev: E
                                                                  Date: 3-94
                                                                  Page: 18 of 18

--------------------------------------------------------------------------------

RECORD OF REVISIONS
-------------------

  REVISION          DESCRIPTION                                                 DATE           APPROVED
                                                                                                  BY
-----------------------------------------------------------------------------------------------------------
     1              Initial draft.                                              10-12-92          KB
-----------------------------------------------------------------------------------------------------------
     2              Adds expanded Procedure Summary pages 8 through 14.         11-06-92          KB
-----------------------------------------------------------------------------------------------------------
     3              Introduced modified front sheet, organization chart,        12-17-92          KB
                    management responsibilities and procedure summary
-----------------------------------------------------------------------------------------------------------
     A              Formal Release                                              01-08-93       K Bean
-----------------------------------------------------------------------------------------------------------
     B              Update 5.0, 6.0                                             10-20-93       K Bean
-----------------------------------------------------------------------------------------------------------
     C              Add ISO cross reference table and rewrite para. 8.19        11-18-93       K Bean
-----------------------------------------------------------------------------------------------------------
     D              Add QAP 4.20 to Applicable Documents                        11-29-93       K Bean
-----------------------------------------------------------------------------------------------------------
     E              Correct address page 1 & para. 1.2. Update Location Map     03-21-94       K Bean
                    page 17.
-----------------------------------------------------------------------------------------------------------

                          STANDARD/PROCEDURE APPROVAL

Standard/Procedure Number      03.70.001    Revision     E      Date   03-14-94


Standard/Procedure Title                      Quality Assurance Manual


As a minimum, the originator and the Director of the department issuing the Standard/Procedure are the required approvals. For Company Standards, the President must also approve.


Approvals:


/S/ Kenneth Bean         3-14-94                /S/ George Roberts       3/21/94
---------------------------------               --------------------------------
QA Manager                Date                  President                 Date

                                 ATTACHMENT 3


                                    PRICES

                                 ATTACHMENT 3


                                  ___________


     PRICES AND DISCOUNTS SCHEDULE FCA EUROPEAN COUNTRIES OR FCA CAMPBELL
                               (in U.S. Dollars)


1.  PRICES:    Prices are listed in the "Tel-Link Series List Prices" annexed to this Attachment (3 sheets)

2.  DISCOUNTS:  As per table herebelow

---------------------------------------------------------------------------
LEVEL            TOTAL ANNUAL                 23GHZ      38GHZ      50GHZ
                   QUANTITY
---------------------------------------------------------------------------
----------------------------------------
  1       101 less than or equal to  500        35%       35%       T B D
----------------------------------------
  2       501 less than or equal to 1000        41%     38.5%       T B D
----------------------------------------
  3      1001 less than or equal to 2000        45%     42.5%       T B D
----------------------------------------
  4      more than 2001                       47.5%       45%       T B D
----------------------------------------

---------------------------------------------------------------------------

  .  Price to be considered valid for the whole 1995

  . Items 1, 2 and 8E1/16E1 capacity systems are inclusive of items 4.6 (Link Manager Port)
           4.8 (FEC)
           4.9 (4FSK modulator)
  . Spare parts ordered together with main purchase order will entitle the same above discounts

  .  Items 5 and 6: no discounts

               TEL-LINK SERIES LIST PRICES - E1 STANDARD RADIOS

                                                                           Tel-Link 38              Tel-Link 23
Item   Description                                                         List Price               List Price
1      Non-Protected Terminal,
       48VDC input pwr,
       Antenna w/Pole Mount,
       Instal. Material & Manual:
                                                                           2-FSK, 30cm Ant.         4-FSK,80cm Ant.
1.1       3x64 Kb/s Capacity                                                    $12,230                  $13,715 See note 6.
1.2       1E1 Capacity                                                          $11,850                  $13,365
1.3       2E1 Capacity                                                          $12,450                  $14,010
1.4       4E1 Capacity                                                          $13,010                  $14,640
1.5       Universal- Capacity Only (1E1, 2E1, 4E1)                              $13,490                  $15,180

1.6       Universal- Capacity & Mod. (2- or 4-FSK)                              $13,990                  $15,680

2      Protected Terminal, Two Ant. Solution,
       -48VDC Input pwr,
       Antenna w/Pole Mount,
       Instal. Material & Manual:
                                                                           2-FSK, 90cm Ant.         4-FSK, 80cm Ant.
2.1       1E1 Capacity                                                          $25,910                  $28,880
2.2       2E1 Capacity                                                          $27,050                  $30,170
2.3       4E1 Capacity                                                          $28,170                  $31,430
2.4       Universal- Capacity Only (1E1, 2E1, 4E1)                              $29,130                  $32,510

2.5       Universal- Capacity & Mod. (2. or 4-FSK)                              $30,130                  $35,510

3      Spares
                                                                                2-FSK                    4-FSK
3.1    IDU-3x04 Kb/s                                                                             $3,950 See note 6.
3.2    IDU-1E1                                                                  $ 3,500                  $ 3,850
3.3    IDU-2E1                                                                  $ 4,070                  $ 4,480
3.4    IDU-4E1                                                                  $ 4,630                  $ 5,095
3.5    IDU- Universal- Capacity Only (1E1, 2E1, 4E1)                            $ 5,110                  $ 5,620

3.6    IDU- Universal- Capacaity & Mod. (2. or 4-FSK)                                            $5,620

3.7    PSS-1E1, 2E1 or 4E1 (Protected Terminals Only)                                            $2,150

3.8    ODU                                                                      $ 9,760                  $10,980
       (2 required per link)

3.9    ODU Switch (Single Antenna Protection Option Only)                                        $1,980

3.10   30cm Antenna w/Pole Mount Hrdwr                                          $   450                  $   845
3.11   60cm Antenna w/Pole Mount Hrdwr                                          $   795                  $ 1,190

4      Terminal Options (Add to terminal price)

4.1    +24/-24 VDC Input Pwr                                                                     $  745
4.2    Eng. Orderwire (EOW) w/handset & cord - Bridging                                          $  825
4.3    Eng. Orderwire (EOW) w/handset & cord - Point-to-Point Only                               $  275
4.4    Data Channel 1                                                                            $  590
4.5    Data Channel 2/MS8 Port                                                                   $  590
4.6    Link Manager Port                                                                         $  485
4.7    120 Ohm Bal. I/0                                                                          $  450
4.8    Forward Error Correction (FEC)                                                            $1,250
4.9    4-FSK Modulation                                                         $   500                      N/A
4.10   High Power Amplifier                                                         N/A                  $ 1,490
4.11   30cm Antenna (purchased with terminal)                                       N/A                    ($345)
4.12   60cm Antenna (purchased with terminal)                                   $   345                      N/A
4.13   Single Antenna Protection (Prot. Terminals Only)                                          $2,950

                       Siemans-TS-E1 Rev. 1.0. 12/16/94             Page 1 of 3

                 Tel-Link Series List Prices-E1 Standard Radios

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                   Tel-Link 38                          Tel-Link 23
------------------------------------------------------------------------------------------------------------------------------
Item      Description                                              List Price                           List Price
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
   5      Software Products
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
 5.1      Link Manager                                                                   $4,900
------------------------------------------------------------------------------------------------------------------------------
 5.2      Network Manager                                                                TBD
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
   6      Miscellaneous
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
 6.1      Crimp Tool                                                                     $  100
------------------------------------------------------------------------------------------------------------------------------
 6.2      Test Cord- ODU AGC                                                             $   50
------------------------------------------------------------------------------------------------------------------------------
 6.3      Operations Manual                                                              $   75
------------------------------------------------------------------------------------------------------------------------------
 6.4      EOW Handset W/Cord                                                             $   40
------------------------------------------------------------------------------------------------------------------------------
 6.5      Digital Voltmeter                                                              $  220
------------------------------------------------------------------------------------------------------------------------------
 6.6      IDU-ODU Coax Cable (250 FT)                                                    $  550
------------------------------------------------------------------------------------------------------------------------------
 6.7      ODU Rem. Mount. KG (WG) not Incl.                                              $  390
------------------------------------------------------------------------------------------------------------------------------
 6.8      OUD Holsting Handle                                                            $  295
------------------------------------------------------------------------------------------------------------------------------
 6.9      Flexible Waveguide 30" (38G or 23G)                                               $  750
------------------------------------------------------------------------------------------------------------------------------
6.10      Protection Upgrade kit - Dual Antenna Solution                                 $2,150
------------------------------------------------------------------------------------------------------------------------------
6.11      Protection Upgrade kit - Single Antenna Solution                               $5,100
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Pricing Notes
-----------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
1. All prices are in US$ and are F.O.B factory.
------------------------------------------------------------------------------------------------------------------------------
2. Payment terms are not 30 days unless otherwise specified.
------------------------------------------------------------------------------------------------------------------------------
3. All prices are subject to Terms and Conditions of the Agreement.
------------------------------------------------------------------------------------------------------------------------------
4. Volume Discounts are provided as in Table A.1.
------------------------------------------------------------------------------------------------------------------------------
5. O.D.U. IDU interconnect cable not included; recommend local purchase of Belden 913 RG? (FIG-8) cable or equivalent.
------------------------------------------------------------------------------------------------------------------------------
6. 3x64 KB/s products are always 2-FSK, 7 MHz channel bandwidth.
------------------------------------------------------------------------------------------------------------------------------

LIST PRICES FOR TEL-LINK SERIES RADIOS
23 GHZ AND 38 GHZ
8E1 AND 16E1 CAPACITY SYSTEMS

--------------------------------------------------------------------------------

The list prices, exclusive of any discounts, for the 23GHz and 38GHz radios, in 8E1 and 16E1 capacities are as shown below. List prices for all options are provided as listed in the existing pricelist given to Siemens (Siemens-TS-E1, Rev 1.0 dated 12/16/94):

23 GHZ RADIOS
23 GHz Radio, Non-Protected, Standard Power, 8E1 Capacity             $16,105
4FSK Modulation, 60cm Antenna w/Pole Mount, -48VDC input w/Installation Kit and Operations Manual

23 GHz Radio, Non-Protected, Standard Power, 16E1 Capacity            $18,520
4FSK Modulation, 60cm Antenna w/Pole Mount, -48VDC input w/Installation Kit and Operations Manual

23GHz Radio, Non-Protected, Standard Power, 8E1/16E1 Universal        $19,000
Capacity, 4FSK Modulation, 60cm Antenna w/Pole Mount, -48VDC w/Installation Kit and Operations Manual

23 GHz Radio, Protected, Standard Power, 8E1 Capacity                 $34,960
4FSK Modulation, 60cm Antenna w/Pole Mount, -48VDC input w/Installation Kit and Operations Manual

23 GHz Radio, Protected, Standard Power, 16E1 Capacity                $39,790
4FSK Modulation, 60cm Antenna w/Pole Mount, -48VDC input w/Installation Kit and Operations Manual

23GHz Radio, Protected, Standard Power, 8E1/16E1 Universal            $40,750
Capacity, 4FSK Modulation, 60cm Antenna w/Pole Mount, 48VDC w/Installation Kit and Operations Manual


38 GHZ RADIOS
38 GHz Radio, Non-Protected, Standard Power, 8E1 Capacity             $14,310
4FSK Modulation, 30cm Antenna w/Pole Mount, -48VDC input w/Installation Kit and Operations Manual

38 GHz Radio, Non-Protected, Standard Power, 16E1 Capacity            $16,455
4FSK Modulation, 30cm Antenna w/Pole Mount, -48VDC input w/Installation Kit and Operations Manual

38 GHz Radio, Non-Protected, Standard Power, 8E1/16E1 Universal       $16,935
Capacity, 4FSK Modulation, 30cm Antenna w/Pole Mount, -48VDC w/Installation Kit and Operations Manual

38 GHz Radio, Protected, Standard Power, 8E1 Capacity                 $31,370
4FSK Modulation, 30cm Antenna w/Pole Mount, -48VDC input w/Installation Kit and Operations Manual

38 GHz Radio, Protected, Standard Power, 16E1 Capacity                $35,660
4FSK Modulation, 30cm Antenna w/Pole Mount, -48VDC input w/Installation Kit and Operations Manual

38 GHz Radio, Protected, Standard Power, 8E1/16E1 Universal           $36,620
Capacity, 4FSK Modulation, 30cm Antenna w/Pole Mount, -48VDC w/Installation Kit and Operations Manual

                                   FORECAST

    P_Com Tel-Link Forecast                                                                            Rev. 01       2/13/1995
------------------------------------------------------------------------------------------------------------------------------------
Item    Description                      Feb 95     Mar 95     Apr 95     May 95     Jun 95     Jul 95      Aug 95       TOTAL T/R
                                          23   38    23   38    23   38    23   38    23   38    23    38    23   38      23   38
------------------------------------------------------------------------------------------------------------------------------------
1.10    3X64 kb/s 1+0 (23 G)
------------------------------------------------------------------------------------------------------------------------------------
1.11    3X64 kb/s 1+0 (38 G)
------------------------------------------------------------------------------------------------------------------------------------
1.20    2Mb/s 1+0 (23 G)                                                              10         10          10           30
------------------------------------------------------------------------------------------------------------------------------------
1.21    2Mb/s 1+0 (38 G)                             12          4         10         14          4           4           48
------------------------------------------------------------------------------------------------------------------------------------
1.30    2x2Mb/s 1+0 (23 G)
------------------------------------------------------------------------------------------------------------------------------------
1.31    2x2Mb/s 1+0 (38 G)                                                 10         10                                  20
------------------------------------------------------------------------------------------------------------------------------------
1.40    4x2Mb/s 1+0 (23 G)                           10         14         16         14         12           4           70
------------------------------------------------------------------------------------------------------------------------------------
1.41    4x2Mb/s 1+0 (38 G)                                       6          4         10         10          10           40
------------------------------------------------------------------------------------------------------------------------------------
1.50    Universal 1+0 (23G)                 2         2          2                                                         6
------------------------------------------------------------------------------------------------------------------------------------
1.51    Universal 1+0 (38G)                 2                                                                              2
------------------------------------------------------------------------------------------------------------------------------------
1.60    Univ.Cap. & Mod. 1+0 (23G)
------------------------------------------------------------------------------------------------------------------------------------
1.61    Univ.Cap. & Mod. 1+1 (38G)
------------------------------------------------------------------------------------------------------------------------------------
2.10    2Mb/s 1+1 (23G)
------------------------------------------------------------------------------------------------------------------------------------
2.11    2Mb/s 1+1 (38G)
------------------------------------------------------------------------------------------------------------------------------------
2.20    2x2Mb/s 1+1 (23G)
------------------------------------------------------------------------------------------------------------------------------------
2.21    2x2Mb/s 1+1 (38G)
------------------------------------------------------------------------------------------------------------------------------------
2.30    4x2Mb/s 1+1 (23G)                            16          8         20         32         32          32          140
------------------------------------------------------------------------------------------------------------------------------------
2.31    4x2Mb/s 1+1 (38G)                                                                                     8            8
------------------------------------------------------------------------------------------------------------------------------------
2.40    Universal 1+1 (2/4) 23G             8         4                                                                   12
------------------------------------------------------------------------------------------------------------------------------------
2.41    Universal 1+1 (2/4) 38G             4         4                                                                    8
------------------------------------------------------------------------------------------------------------------------------------
2.50    Univ. Cap. & Mod. 1+1 (23G)
------------------------------------------------------------------------------------------------------------------------------------
2.51    Univ. Cap. & Mod. 1+1 (38G)
------------------------------------------------------------------------------------------------------------------------------------

All the configurations of items 1,2,7,8 include: 48v PSU, Antenna
(30cm-38G/cm-23G) w/pole mount, link manager port, FEC, 4 FSK modulation, inst. material and manual

     P_Com Tel-Link Forecast                                   Rev. 01 2/13/1995

------------------------------------------------------------------------------------------------------------------------------------
    ITEM  DESCRIPTION                   Feb 95       Mar 95       Apr 95      May 95      Jun 95      Jul 95     Aug 95  Total T/R
------------------------------------------------------------------------------------------------------------------------------------
     7.10 3x2Mb/s 1 + 0 (23G)
------------------------------------------------------------------------------------------------------------------------------------
     7.11 3x2Mb/s 1 + 0 (38G)
------------------------------------------------------------------------------------------------------------------------------------
     7.20 16x2Mb/s 1 + 0 (23G)
------------------------------------------------------------------------------------------------------------------------------------
     7.21 16x2Mb/s 1 + 0 (38G)
------------------------------------------------------------------------------------------------------------------------------------
     7.30 Universal 1 + 0 (8/16) 23G
------------------------------------------------------------------------------------------------------------------------------------
     7.31 Universal 1 + 0 (8/16) 38G
------------------------------------------------------------------------------------------------------------------------------------
     8.10 8x2Mb/s 1 + 1 (23G)
------------------------------------------------------------------------------------------------------------------------------------
     8.11 8x2Mb/s 1 + 1 (38G)
------------------------------------------------------------------------------------------------------------------------------------
     8.20 16x2Mb/s 1 + 1 (23G)                                           8                                   8
------------------------------------------------------------------------------------------------------------------------------------
     8.21 16x2Mb/s 1 + 1 (38G)                                                    5                                     5
------------------------------------------------------------------------------------------------------------------------------------
     8.30 Universal 1 + 1 (8/16) 23G
------------------------------------------------------------------------------------------------------------------------------------
     8.31 Universal 1 + 1 (8/16) 38G
------------------------------------------------------------------------------------------------------------------------------------
                      TOTAL T/R           10   6       44    4      28    6     54   14     70   25     58   10   50   18 314  83
------------------------------------------------------------------------------------------------------------------------------------
     4.10 24V PSU
------------------------------------------------------------------------------------------------------------------------------------
     4.20 EOW - Bridging                   2            8
------------------------------------------------------------------------------------------------------------------------------------
     4.30 EOW   PT - PT                    4   4       28    2      24    6     35   14     54   22     38   10  38
------------------------------------------------------------------------------------------------------------------------------------
     4.40 data channel
------------------------------------------------------------------------------------------------------------------------------------
     4.70 120 OHM I/O
------------------------------------------------------------------------------------------------------------------------------------
     4.01 H.P. Amplifier  23G               10           28         10            10
------------------------------------------------------------------------------------------------------------------------------------

All the configurations of items 1,2,7, 8 include: 48v PSU, Antenna (30cm-38G/60cm-23G) w/pole mount, link manager port, FEC 4 FSK modulation, inst. material and manual